UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Liberty Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIBERTY MEDIA CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5400

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2025 annual meeting of stockholders of Liberty Media Corporation to be held at 10:30 a.m., Mountain time, on May 12, 2025. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2025. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Media.
Very truly yours,
Derek Chang
President and Chief Executive Officer
March 28, 2025
The Notice of Internet Availability of Proxy Materials is first being mailed on or about March 28, 2025, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Media Corporation. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 12, 2025, at 10:30 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2025.	5:00 p.m., New York City time, on March 24, 2025
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of directors proposal) to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class Ill members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	17
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.	FOR	37
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
•
Series A Liberty Live common stock

•
Series B Liberty Live common stock

•
Series A Liberty Formula One common stock

•
Series B Liberty Formula One common stock

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting:
•
Series C Liberty Live common stock

•
Series C Liberty Formula One common stock

A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for ten days ending on the day before the meeting date. If you have any questions with respect to accessing this list, please contact Liberty Media Investor Relations at (877) 772-1518.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held
on May 12, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report to
Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
March 28, 2025
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

21CF	Twenty-First Century Fox, Inc.
Ascent	Ascent Capital Group, Inc.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
Baupost	The Baupost Group, L.L.C.
Baupost GP	Baupost Group GP, L.L.C.
Berkshire Hathaway	Berkshire Hathaway, Inc.
Braves Holdings	Braves Holdings, LLC
Charter	Charter Communications, Inc.
CME	RBC’s Capital Markets’ Communications, Media & Entertainment Group
Corvex	Corvex Management LP
Cubist Systematic Strategies	Cubist Systematic Strategies, LLC
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI Liberty	GCI Liberty, Inc.
GEICO	GEICO Corp
Insurance Co of Nebraska	Berkshire Hathaway Life Insurance Co of Nebraska
LGI	Liberty Global, Inc. (LGP’s predecessor)
LGP	Liberty Global plc
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Mercer	Mercer (US) Inc.
National Fire	National Fire & Marine Insurance Co
National Indemnity	National Indemnity Co
Point72 Asset Management	Point72 Asset Management, L.P.
Point72 Associates	Point72 Associates, LLC
Point72 Capital Advisors	Point72 Capital Advisors, Inc.
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
Quint	QuintEvents, LLC
RBC	Royal Bank of Canada
Scripps	Scripps Network Interactive, Inc.
Sirius XM	Sirius XM Holdings Inc.
SOW	State of Wisconsin Investment Board
TCI	Tele-Communications, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	The Vanguard Group
Warner Bros. Discovery	Warner Bros. Discovery, Inc.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies and initiatives and their expected benefits, Formula 1’s sustainability goals and initiatives and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, possible changes in market acceptance of new products or services, regulatory matters affecting our businesses, the unfavorable outcome of future litigation, the failure to realize benefits of acquisitions, rapid industry change, failure of third parties to perform, continued access to capital on terms acceptable to Liberty Media, changes in law, including consumer protection laws, and their enforcement. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025 (the 2024 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward looking statements, which are based on current expectations.
Furthermore, certain statements in this proxy statement, particularly pertaining to Formula 1’s sustainability performance, goals and initiatives, are subject to additional risks and uncertainties, including regarding: gathering and verification of information and related methodological considerations; Formula 1’s ability to implement various initiatives under expected timeframes, cost, and complexity; Formula 1’s dependency on third-parties to provide certain information and to comply with applicable laws and policies; Formula 1’s reference to various sustainability reporting standards and frameworks (including standards for the measurement of underlying data), which continue to evolve; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. Additionally, we may provide information herein that is not necessarily “material” under the U.S. federal securities laws for SEC reporting purposes but that is informed by various sustainability standards and frameworks (including standards for the measurement of underlying data) and the interest of various stakeholders. However, we cannot guarantee strict adherence to framework recommendations and much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change, and our disclosures based on these frameworks may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policy, or other factors, some of which may be beyond our control.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2024 Year in Review • Voting Roadmap on pages 3-4 • Formula 1 Sustainability Report on pages 8-9
ABOUT OUR COMPANY
Liberty Media owns interests in a high-quality portfolio of assets across the media, sports and entertainment industries. Our interests are attributed to two tracking stocks: the Liberty Live Group and Liberty Formula One Group. In September 2024, we completed the combination of our former Liberty SiriusXM Group and Sirius XM. A tracking stock is a type of common stock that the issuing company intends to reflect or “track” the economic performance of a particular business or “group,” rather than the economic performance of our company as a whole. While the Liberty Live Group and Liberty Formula One Group have separate collections of businesses, assets and liabilities attributed to them, no group is a separate legal entity and therefore cannot own assets, issue securities or enter into legally binding agreements. Our two tracking stocks represent the businesses, assets and liabilities attributed to each respective group.

Liberty Live Group	Liberty Formula One Group
2024 YEAR IN REVIEW
Liberty Live Group
•
Live Nation generated $825 million operating income and grew adjusted operating income(1) 14% to $2.1 billion

•
Concerts delivered record revenue and profitability for 2024, with revenue up 2% and adjusted operating income up 65% to $530 million

•
2024 concert attendance up 4%, with 151 million fans attending over 50 thousand Live Nation events

•
Sponsorship revenue grew 9% with a 20% increase in the number of new strategic clients and expanded relationships with several partners

•
Venue Nation saw revenue from premium offerings in amphitheaters up over 20% and ancillary per fan spend at major festivals up double-digits

LIBERTY MEDIA CORPORATION / 1

Proxy Summary
Liberty Formula One Group
•
F1 had another year of record revenue and Adjusted OIBDA(2) in 2024, with primary revenue up 8% year-over-year led by 10% growth in sponsorship revenue

•
Made significant progress on commercial agreements, including hallmark partnership with LVMH and new race in Madrid beginning in 2026

•
2024 saw record season attendance of over 6.5 million, up 9% year-over-year

•
1.6 billion cumulative TV viewers, 97 million social media followers and F1 TV subscribers up 10% year-over-year in 2024

•
Refinanced F1 debt facilities, extending maturities and reducing margin on Term Loan B from 2.25% to 2.00%

•
Announced agreement to acquire MotoGP in April 2024 and secured all transaction financing

(1)
For a definition of adjusted operating income as defined by Live Nation, as well as a reconciliation of adjusted operating income to operating income, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025.

(2)
For a definition of Adjusted OIBDA, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see the 2024 Form 10-K.

Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock. Our executive leadership team has a significant portion of its respective net worth tied to Liberty Media.

2 / 2025 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 17)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 17 – 25 for further information.

OUR DIRECTOR NOMINEES
John C. Malone
Director Since: 2010	Committee(s): Executive
Chairman of the Board since August 2011

Mr. Malone, as President of TCI, co-founded our company’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Robert R. Bennett
Director Since: 2011 Vice Chairman of the Board Independent Director	Committee(s): Executive, Nominating and Corporate Governance (Chair)

Mr. Bennett brings to our Board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with our predecessor, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

M. Ian G. Gilchrist
Director Since: 2011 Independent Director	Committee(s): Audit, Compensation (Chair); Nominating and Corporate Governance

Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 36 years as an investment banker and financial analyst. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY MEDIA CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

•
Separate Chairman of the Board and Chief Executive Officer

•
Executive sessions of independent directors held without the participation of management

•
Independent directors chair the audit, compensation and nominating and corporate governance committees

•
Ability to engage with independent consultants or advisors

•
No compensation committee interlocks or compensation committee engagement in related party transactions in 2024

•
Exchange agreement with our Chairman of the Board, as we believe it is in the best interests of our company and stockholders not to have a single stockholder with control over greater than 50% of our aggregate voting power. See “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”

•
Succession planning

•
Stockholder access to the director nomination process

•
Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

•
Directors have unabridged access to senior management and other company employees

•
Anonymous “whistleblowing” channels for any concerns

•
Well-established risk oversight process

•
Collaborative approach to enhancing sustainability practices

Proposal 2: Auditors Ratification Proposal (see page 37)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 37 – 38 for further information.

4 / 2025 PROXY STATEMENT

Proxy Summary
LIBERTY SUSTAINABILITY HIGHLIGHTS
At Liberty Media, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our company, QVC Group, Liberty TripAdvisor and Liberty Broadband as well as with the portfolio of assets within each of these public companies.
In 2024, Liberty Media continued its commitment to reporting on key sustainability matters, including publishing disclosure aligned with the standards of the Sustainability Accounting Standards Board (SASB). This SASB-aligned disclosure and additional reporting on our sustainability efforts are available on our Investor Relations website. In addition, individual companies within our company’s portfolio of assets provide additional reporting on sustainability matters that are most relevant to their respective businesses. In March 2025, Formula 1 reported its 2024 progress on sustainability initiatives, which can be viewed at this link: https://corp.formula1.com/wp-content/uploads/2025/03/2024-ESG-Update.pdf. See below for additional information on Formula 1’s initiatives under “Formula 1 Sustainability Highlights.”

This approach to sustainability is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
LIBERTY MEDIA CORPORATION / 5

Proxy Summary
By applying this mindset, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation at the Liberty level and across our portfolio of companies:
Oversight and Support
•
Top-down sustainability oversight across our portfolio of companies

•
Board-level engagement on material sustainability issues

•
Corporate Responsibility Committee, comprised of nearly 20 leaders from across our company’s departments, handles development and implementation of sustainability strategy

•
Active investor engagement to understand expectations

•
Ongoing monitoring of industries’ sustainability best practices

See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies	• Risk management and opportunity capture • Disclosure practices conveyed proactively, portfolio-wide • Policy library as a resource for all companies
6 / 2025 PROXY STATEMENT

Proxy Summary

Our Sustainability Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

LIBERTY MEDIA CORPORATION / 7

Proxy Summary
FORMULA 1 SUSTAINABILITY HIGHLIGHTS
Net Zero Carbon by 2030
Over its 75-year history, Formula 1 has prided itself on pioneering numerous technologies and innovations that have positively contributed to society. With its global fanbase, Formula 1 is uniquely positioned to use its platform to accelerate progress of and develop technologies that reduce and eliminate carbon emissions. As part of its commitment to achieve a net zero carbon footprint by 2030, Formula 1 works closely with F1 teams, the Fédération Internationale de l’Automobile (the FIA), race promoters, partners, key suppliers and manufacturers to help reduce emissions.
In March 2025, Formula 1 reported its 2024 progress on sustainability initiatives, which can be viewed at this link: https://corp.formula1.com/wp-content/uploads/2025/03/2024-ESG-Update.pdf.
Sustainability remains one of the central pillars of Formula 1. While delivering great action and wheel-to-wheel racing, it is vital that it is done in a sustainable way that ensures the sport can continue to thrive in the future.
2024 highlights include:
•
Investment in alternative fuels, including Sustainable Aviation Fuel through Global Partners DHL and Qatar Airways, which deliver an estimated 80% reduction in associated carbon emissions per flight compared to conventional aviation.

•
Improvements to the geographical flow of races around the world through calendar rationalization. Additional regionalization efforts are planned beginning with the 2026 race calendar.

•
The expansion of innovative low-carbon energy generation systems through a multi-year partnership with Aggreko. Following the success of trials at the Austrian, Hungarian and Italian Grands Prix in 2024, the program is expected to be rolled out at all European Grands Prix to reduce more than 90% of carbon emissions in key areas such as the Paddock, Pit Lane and Event Technical Centre.

•
The continued integration of advanced sustainable fuel in F2 and F3 cars. In 2024, the FIA medical and safety cars operated on 40% sustainable fuel and in 2025, the F2 and F3 cars are planned to move to 100%, ahead of Formula 1 cars adopting the fuels in 2026 alongside the introduction of new hybrid engines.

•
80% of race promoters powered aspects of their events using alternative energy sources such as solar panels, green tariffs, and biofuels, and 90% offered greener travel alternatives.

Engaging the Community and Creating Opportunity
Formula 1 is committed to leaving a positive legacy in the communities it races in, beyond Grand Prix weekends. Across all 24 races, it works closely with local promoters, F1 teams and several supported charities to create meaningful opportunities for the local community.
2024 highlights include:
•
F1 Academy, the sport’s female-only series, raced into its second season completing 21 races alongside seven Formula 1 events.

•
In 2024, Formula 1, all ten F1 teams and the FIA agreed to a new charter that commits to improving accessibility across the sport. With the vision to enable anyone to access, contribute to, and enjoy global motorsport, and a mission to identify and remove barriers to entry, the charter sets out a clear set of joint principles, behaviors, and actions that aims to positively change the sport in the months and years to come.

•
Launched “Learning Sectors” with British Council, a global education program that will teach 130,000+ students critical science and technology skills. Formula 1’s network of engineers and key Paddock professionals will work with the British Council to bring F1-inspired STEM projects to 700 schools across Brazil, India, South Africa and the United Kingdom.

•
Ten students were awarded the Formula 1 Engineering Scholarship, which will have supported 50 students by the end of 2025. The Scholarship covers the entire cost of the student’s tuition and living expenses for the duration of

8 / 2025 PROXY STATEMENT

Proxy Summary
their degree. It also offers them support for their careers, including work experience with one of the ten Formula  1 teams, career workshops and mentoring.
•
Implemented social impact initiatives at all 24 Grands Prix. Working with the local promoter and F1 teams, the local community received impactful experiences at every race.

Governance and Reporting
Formula 1 participates in several voluntary frameworks to ensure that it is on a continuous improvement path:
•
ISO20121: 2012 Event Sustainability Management System:   Formula 1 became certified in 2024, certifying that a Sustainability Management System is in operation with respect to planning events for the FIA Formula One World Championship™, Formula 2 Championship and Formula 3 Championship.

•
FIA 3 Star Environmental Accreditation:   Formula 1 maintained the highest level of environmental sustainability recognition from the sport’s governing body. All ten teams in the World Championship have also achieved this accreditation.

•
The UN Sports for Climate Action:   Formula 1 has been a signatory since 2020 to this initiative that aims to provide clear direction for the global sports community to reduce GHG emissions in line with the Paris Agreement, and to use sports as a unifying tool to encourage citizens’ engagement in climate action.

LIBERTY MEDIA CORPORATION / 9

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2025 Annual Meeting of Stockholders to be held at 10:30 a.m., Mountain time, on May 12, 2025, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2025. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.
We are soliciting proxies from holders of our Series A Liberty Live common stock, par value $0.01 per share (LLYVA), Series A Liberty Formula One common stock, par value $0.01 per share (FWONA), Series B Liberty Live common stock, par value $0.01 per share (LLYVB), and Series B Liberty Formula One common stock, par value $0.01 per share (FWONB). The holders of our Series C Liberty Live common stock, par value $0.01 per share (LLYVK), and Series C Liberty
10 / 2025 PROXY STATEMENT

Proxy Summary
Formula One common stock, par value $0.01 per share (FWONK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LLYVA, LLYVB, FWONA and FWONB together as our voting stock. We refer to LLYVA, LLYVB, LLYVK, FWONA, FWONB and FWONK together as our common stock.
LIBERTY MEDIA CORPORATION / 11

THE ANNUAL MEETING
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about March 28, 2025. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 12, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8415 (outside the United States (303) 562-9273). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 10:30 a.m., Mountain time, on May 12, 2025. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2025. To enter the annual meeting, you will need the 16-digit control number
12 / 2025 PROXY STATEMENT

THE ANNUAL MEETING
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LMC2025. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LMC2025.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal; and

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the election of each director nominee and FOR the auditors ratification proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LLYVA, LLYVB, FWONA and FWONB, as recorded in our stock register as of 5:00 p.m., New York City time, on March 24, 2025 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
LIBERTY MEDIA CORPORATION / 13

THE ANNUAL MEETING
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LLYVA and FWONA will have one vote per share, and holders of shares of LLYVB and FWONB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of LLYVK and FWONK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 25,570,416 shares of LLYVA, 2,534,220 shares of LLYVB, 23,987,941 shares of FWONA and 2,431,602 shares of FWONB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 562 and 37 record holders of LLYVA and LLYVB, respectively, and 631 and 39 record holders of FWONA and FWONB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LLYVA, LLYVB, FWONA and FWONB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2025. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
14 / 2025 PROXY STATEMENT

THE ANNUAL MEETING
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” the auditor ratification proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether either of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal, as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LLYVA, FWONA, LLYVB or FWONB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 11, 2025 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Media Investor Relations at (877) 772-1518 or Broadridge at (888) 789-8415 (outside the United States (303) 562-9273).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual
LIBERTY MEDIA CORPORATION / 15

THE ANNUAL MEETING
meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2025 which will take place on May 12, 2025. Based solely on the date of our 2025 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 28, 2025 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2026 (the 2026 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 12, 2026 and not later than February 11, 2026 to be considered for presentation at the 2026 annual meeting. We currently anticipate that the 2026 annual meeting will be held during the second quarter of 2026. If the 2026 annual meeting takes place more than 20 days before or 70 days after May 12, 2026 (the anniversary of the 2025 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2026 annual meeting is communicated to stockholders or public disclosure of the date of the 2026 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2026 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Media nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 13, 2026.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2024 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the 2024 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
16 / 2025 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Proposal 1 – The Election of Directors Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of nine directors, divided among three classes. Our Class III directors, whose term will expire at the 2025 annual meeting, are John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist. These directors are nominated for election to our Board to continue serving as Class III directors, and we have been informed that Messrs. Malone, Bennett and Gilchrist are each willing to continue serving as a director of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2028. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2026, are Derek Chang, Evan D. Malone and Larry E. Romrell. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are Chase Carey, Brian M. Deevy and Andrea L. Wong.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Malone, Bennett and Gilchrist, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Messrs. Malone, Bennett and Gilchrist as a Class III member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

LIBERTY MEDIA CORPORATION / 17

Proposal 1 – The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class III directors who will stand for election in this year
JOHN C. MALONE (BOARD CHAIRMAN)	2010(2)	M				2
ROBERT R. BENNETT (BOARD VICE CHAIRMAN)	2011	M		C		2
M. IAN G. GILCHRIST	2011		C	M	M	—
Class I directors who will stand for election in 2026
DEREK CHANG	2021	M				—
EVAN D. MALONE	2011					1
LARRY E. ROMRELL	2011		M		M	1
Class II directors who will stand for election in 2027
BRIAN M. DEEVY	2015				C	1
CHASE CAREY	2025	M				1
ANDREA L. WONG	2011		M	M		2

(1)
Does not include service on the Board of Directors of QVC Group, Liberty Broadband, or Liberty TripAdvisor. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Mr. Malone served as a director of a predecessor corporation prior to the September 2011 split-off of our company’s predecessor from Liberty Interactive Corporation.

C = Chairperson	M = Member	= Independent

18 / 2025 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT
100%
TELECOMMUNICATIONS
56%
OPERATIONS AND MANAGEMENT
67%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
89%
ACCOUNTING & FINANCE
78%
EXECUTIVE LEADERSHIP
89%
PUBLIC BOARD EXPERIENCE
100%

LIBERTY MEDIA CORPORATION / 19

Proposal 1 – The Election of Directors Proposal
NOMINEES FOR ELECTION AS DIRECTORS
John C. Malone	Chairman of the Board Director Since: December 2010; Chairman since August 2011 Age: 84 Committees: Executive
Mr. Malone, as President of TCI, co-founded our company’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since August 2011 and director since December 2010; interim President and Chief Executive Officer from January 2025 to February 2025

•
Chairman of the Board of QVC Group from its inception in 1994 until March 2018 and served as QVC Group’s Chief Executive Officer from August 2005 to February 2006

•
President and Chief Executive Officer of Liberty Broadband since January 2025 and Chairman of the Board since November 2014

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
QVC Group (1994 – present; Chairman of the Board, 1994 – March 2018) (Mr. Malone will not stand for re-election on QVC Group’s board of directors at its 2025 annual meeting of stockholders and will step down from QVC Group’s board of directors, effective at its 2025 annual meeting of shareholders)

•
Liberty Broadband (Chairman of the Board, November 2014 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – present)

•
LGP (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman of the Board, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery (September 2008 – April 2022)

•
DHC (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2002 – June 2005)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (August 2005 – November 2012; December 2012 – December 2017)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

20 / 2025 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Robert R. Bennett	Vice Chairman of the Board Director Since: September 2011; Vice Chairman since January 2025 Age: 66 Committees: Executive; Nominating and Corporate Governance (Chair) Independent Director
Mr. Bennett brings to our Board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with our predecessor, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

Professional Background:
•
Managing Director of Hilltop Investments LLC, a private investment company

•
Chief Executive Officer of QVC Group from April 1997 to August 2005 and its President from April 1997 to February 2006; held various executive positions with QVC Group from 1994 to 1997

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Flutter Entertainment plc (July 2024 – present)

•
HP, Inc. (July 2013 – present) (Mr. Bennett is not standing for re-election on HP, Inc.’s board of directors at its 2025 annual meeting of stockholders and will step down from its board of directors, effective at its 2025 annual meeting of shareholders)

Former Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – March 2023)

•
Discovery (September 2008 – April 2022)

•
QVC Group (September 1994 – December 2011)

•
DHC (May 2005 – September 2008)

•
Demand Media, Inc. (January 2011 – February 2014)

•
Sprint Corporation (October 2006 – November 2016)

M. Ian G. Gilchrist	Director Since: September 2011 Age: 75 Committees: Audit; Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 36 years as an investment banker and financial analyst. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp., a special purpose acquisition company, from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup Inc., a global financial services company, and Salomon Brothers Inc., a financial services company, from 1995 to 2008, CS First Boston Corporation, the former investment banking affiliate of Credit Suisse, from 1988 to 1995, and Blyth Eastman Paine Webber, a former investment bank, from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated, a former investment bank, from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
QVC Group (July 2009 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

•
Ackerley Communications Inc. (1995 – 2000)

LIBERTY MEDIA CORPORATION / 21

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2026
Derek Chang	President and Chief Executive Officer Director Since: March 2021 Age: 57 Committees: Executive
Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

Professional Background:
•
President and Chief Executive Officer of our company since February 2025

•
Cofounder and director of EverPass Media, LLC since April 2023; Executive Chairman from April 2023 to January 2025

•
Chief Executive Officer of Friend MTS Ltd., a provider of content security technology, cloud video security services and related applications to media, from May 2021 to December 2021

•
Chief Executive Officer of NBA China, from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps, a media company until its merger with Discovery Communications

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.), a television service provider, from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter, a cable television and broadband services provider, from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network, a pay television company that broadcasts New York Yankees baseball and Brooklyn Nets basketball games, from its inception in 2001 to January 2003

•
Director of Playfly Sports, LLC from February 2023 to January 2025

•
Director of Professional Fighters League from June 2021 to February 2023

Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

22 / 2025 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Evan D. Malone	Director Since: September 2011 Age: 54
Dr. Malone brings an applied science and engineering perspective to our Board. Dr. Malone’s perspectives assist our Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists our Board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC, a provider of manufacturing-related technical training, product development, and business acceleration services, since June 2009

•
Owner and manager of 1525 South Street LLC, a real estate property and management company, since January 2008

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Director and president of the NextFab Foundation, an IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress, since November 2016

Public Company Directorships: • QVC Group (August 2008 – present) Non-Liberty Public Company Directorships: • Sirius XM (May 2013 – present) Former Public Company Directorships: None
Larry E. Romrell	Director Since: September 2011 Age: 85 Committees: Audit; Compensation Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Professional Background:
•
Held numerous executive positions with TCI from 1991 to 1999

•
Previously held various executive positions with Westmarc Communications, Inc., a subsidiary of TCI engaged in the cable television and common carrier microwave communications businesses

Public Company Directorships:
•
QVC Group (March 1999 – September 2011; December 2011 – present)

•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (July 2013 – present)

Former Public Company Directorships:
•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

LIBERTY MEDIA CORPORATION / 23

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2027
Brian M. Deevy	Director Since: June 2015 Age: 69 Committees: Audit (Chair) Independent Director
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of RBC CME Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – 2024)

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Atlanta Braves Holdings (July 2023 – present)

Former Public Company Directorships:
•
Trine II Acquisition Corp. (November 2021 – May 2023)

•
Ascent (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 – January 2010)

24 / 2025 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Chase Carey	Director Since: January 2025 Age: 71 Committees: Executive
Mr. Carey is a key advisor to our company and our Board, with extensive executive experience and operational expertise in the cable, media and sports industries. Having served in a variety of leadership positions at 21CF and as the former Chairman and Chief Executive Officer of Formula 1, Mr. Carey provides our Board with a wealth of expertise and a broad and deep understanding of our company and its operations.

Professional Background:
•
Chief Executive Officer Formula 1 from 2017 to 2021, Chairman from 2016 to 2022

•
Various roles with 21CF, an entertainment and media company, including as Vice Chairman of the 21CF Board of Directors from July 2016 to March 2019, Executive Vice Chairman from July 2015 to June 2016, President and Chief Operating Officer and Deputy Chairman from 2009 to June 2015, Co-Chief Operating Officer from 1996 to 2002 and a consultant from 2016 to 2018 and Director from 1996 to 2007

•
Chief Executive Officer and President of DIRECTV, a television service provider, from 2003 to 2009

•
Sky plc Board of Directors from 2003 to 2009 and 2013 to 2018

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Fox Corporation (March 2019 – present)

Former Public Company Directorships:
•
21CF (2009 – 2019)

•
Saban Capital Acquisition Corp. (2016 – 2019)

•
DIRECTV (2003 – 2009)

Andrea L. Wong	Director Since: September 2011 Age: 58 Committees: Compensation; Nominating and Corporate Governance Independent Director
Ms. Wong brings to our Board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our Board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President, International Production for Sony Pictures Television Inc., a leading television content provider, producer and distributer, and President, International for Sony Pictures Entertainment, Inc., a film entertainment company, from September 2011 to March 2017

•
President and Chief Executive Officer of Lifetime Entertainment Services, an entertainment and media company, from 2007 to April 2010

•
Served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007

Public Company Directorships:
•
QVC Group (April 2010 – present) (Ms. Wong will not stand for re-election on QVC Group’s board of directors at its 2025 annual meeting of stockholders and will step down from QVC Group’s board of directors, effective at its 2025 annual meeting of shareholders)

Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (August 2017 – present)

•
Roblox Corporation (August 2020 – present)

Former Public Company Directorships:
•
Oaktree Acquisition Corp. II (September 2020 – June 2022)

•
Oaktree Acquisition Corp. (July 2019 – January 2021)

•
Social Capital Hedosophia Holdings Corp. (September 2017 – October 2019)

•
Hudson’s Bay Company (September 2014 – March 2020)

LIBERTY MEDIA CORPORATION / 25

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Robert R. Bennett, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in sports, media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of nine directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
26 / 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Derek Chang, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks, significant business risk, including operational, data privacy and cybersecurity risks, and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Senior Vice President, Investor Relations, who manages our company’s sustainability efforts and remains in regular contact with senior sustainability leaders across our portfolio of companies who provide feedback and disclosure on material issues. This is further supported by a company-level Corporate Responsibility Committee, which has cross-functional representation across all reaches of our leadership. With our Board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular sustainability-focused internal meetings and discussions, including on topics such as sustainability disclosure, diversity and inclusion, and cybersecurity.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Liberty Media, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at
https://www.libertymedia.com/investors/governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our Insider Trading Policy and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2024 Form 10-K.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone.
LIBERTY MEDIA CORPORATION / 27

CORPORATE GOVERNANCE
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2024 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by our nominating and corporate governance committee), can be found on our website at www.libertymedia.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
AUDIT COMMITTEE OVERVIEW

7 meetings in 2024
Chair
Brian M. Deevy
Other Members
M. Ian G. Gilchrist*
Larry E. Romrell
Former Members
Derek Chang (prior to February 2025)
*Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 39

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members John C. Malone Robert R. Bennett Chase Carey Derek Chang Former Members Gregory B. Maffei (prior to January 2025)
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2024.

28 / 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
6 meetings in 2024 Chair M. Ian G. Gilchrist Other Members Larry E. Romrell Andrea L. Wong Compensation Committee Report, page 55
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives. The committee’s functions include, among other things:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Accounting Officer and Principal Financial Officer;

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries;

•
Make recommendations to the Board and administer any incentive-compensation plans and equity-based plans; and

•
Prepare a report for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
4 meetings in 2024 Chair Robert R. Bennett Other Members M. Ian G. Gilchrist Andrea L. Wong Former Members Derek Chang (prior to February 2025)
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

LIBERTY MEDIA CORPORATION / 29

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s historic and current ownership interests in other public companies, our company and our Board value the positions of certain of our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, QVC Group, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Malone’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “—Our Board at a Glance” above). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

30 / 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our common stock, directly or indirectly, owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

LIBERTY MEDIA CORPORATION / 31

CORPORATE GOVERNANCE
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2024, there were 6 meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Six of our nine directors then-serving attended our 2024 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Media Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2024, the independent directors of our company, then serving, met at two executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Robert R. Bennett, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
32 / 2025 PROXY STATEMENT

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee for 2025 of $269,150 (which, in 2024, was $261,300) (which we refer to as the director fee), of which $128,350 ($124,600 in 2024) is payable in cash (the cash retainer fee) and the balance is payable in restricted stock units (RSUs) or options to purchase shares of our company’s non-voting common stock. For service on our Board in 2025 and 2024, each director was permitted to elect to receive $140,800 and $136,700, respectively, of his or her director fee in RSUs or options, or a combination of both, to purchase shares of our non-voting common stock. The awards issued to our Board of Directors with respect to service on our Board in 2025 were issued in December 2024. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2024.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2025 and 2024, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. With respect to our executive committee, each member thereof who is not an employee of our company receives an additional annual fee of $10,000 for his or her participation on that committee. Effective January 1, 2025, the Vice Chairman of our Board will receive an additional fee of $20,000. The cash portion of the director fees, the fees for participation on committees, and the Vice Chairman fee are payable quarterly in arrears.
CHARITABLE CONTRIBUTIONS
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
EQUITY INCENTIVE PLAN
Awards granted to our non-employee directors under the Liberty Media Corporation 2022 Omnibus Incentive Plan (the 2022 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options (options or stock options), stock appreciation rights (SARs), restricted shares, RSUs and cash awards or any combination of the foregoing under the 2022 incentive plan.
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 16,824,590 shares of our common stock plus the shares remaining available for awards under the prior Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended (the 2017 incentive plan), as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2022 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market.
LIBERTY MEDIA CORPORATION / 33

Director Compensation
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following RSU awards in December 2024:
Name	FWONK	LLYVK
Robert R. Bennett	—	454
Derek Chang	1,314	454
Brian M. Deevy	657	227
Evan D. Malone	1,314	454
Andrea L. Wong	657	227
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date. As described in “—Executive Compensation—Compensation Discussion and Analysis—Changes for 2025—Chief Executive Officer Transition” below, on February 1, 2025, Mr. Chang’s equity awards granted to him as a nonemployee director in December 2024 were cancelled in connection with his Chief Executive Officer compensation package.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following stock option awards in December 2024:
Name	# of FWONK Options	Exercise Price ($)	# of LLYVK Options	Exercise Price ($)
Robert R. Bennett	3,328	93.89	—	n/a
Brian M. Deevy	1,664	93.89	570	72.91
M. Ian G. Gilchrist	3,328	93.89	1,141	72.91
Larry E. Romrell	3,328	93.89	1,141	72.91
Andrea L. Wong	1,664	93.89	570	72.91
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the director’s initial appointment to our Board to comply with these guidelines.
DIRECTOR DEFERRED COMPENSATION PLAN
Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Liberty Media Corporation Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year
34 / 2025 PROXY STATEMENT

Director Compensation
prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2022, 2023 and 2024, the rate was 6.5%, 9.125% and 9.6875%, respectively.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2024.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert R. Bennett	134,600(4)	33,101	122,616	68,156	24,691(6)	383,164
Derek Chang	174,600(4)	156,473	—	2,621	—	333,694
Brian M. Deevy	164,600	78,236	77,740	—	24,691(6)	345,267
M. Ian G. Gilchrist	154,600	—	155,509	—	24,691(6)	334,800
Evan D. Malone	124,600	156,473	—	—	—	281,073
Larry E. Romrell	164,600	—	155,509	—	24,691(6)	344,800
Andrea L. Wong	144,600(4)	78,236	77,740	67,715	27,711(6)	396,002

(1)
John C. Malone and Gregory B. Maffei, who served as directors and named executive officers of our company during 2024, received no compensation for serving as directors of our company during 2024.

(2)
As of December 31, 2024, our directors (other than Messrs. Malone and Maffei, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards with respect to shares of our common stock. In connection with the September 2024 split-off of the Liberty SiriusXM Group (the Split-Off), option awards with respect to our former Liberty SiriusXM Series C common stock, par value $0.01 per share (LSXMK) were accelerated and adjusted into options with respect to Sirius XM Holdings, Inc. common stock, par value $0.001 per share (SIRI common stock) and RSUs with respect to LSXMK were accelerated and treated as outstanding shares of LSXMK in the Split-Off; therefore, options or RSUs with respect to LSXMK are not reflected in the table below. As described in “—Executive Compensation—Compensation Discussion and Analysis—Changes for 2025—Chief Executive Officer Transition” below, on February 1, 2025, Mr. Chang’s equity awards granted to him as a nonemployee director in December 2024 were cancelled in connection with his Chief Executive Officer compensation package.

	Robert R. Bennett	Derek Chang	Brian M. Deevy	M. Ian G. Gilchrist	Evan D. Malone	Larry E. Romrell	Andrea L. Wong
Options (#)
FWONK	3,328	3,722	13,116	18,976	2,952	22,355	12,012
LLYVK	—	1,818	5,743	9,631	1,152	9,775	6,616
RSUs (#)
FWONK	—	1,314	657	—	1,314	—	657
LLYVK	454	454	227	—	454	—	227

(3)
The aggregate grant date fair value of the stock option and RSU awards has been computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2024 (which are included in the 2024 Form 10-K).

LIBERTY MEDIA CORPORATION / 35

Director Compensation
(4)
Includes the following amounts earned and deferred under the director deferred compensation plan:

Name	2024 Deferred Compensation ($)	2024 Above Market Earnings on Accrued Interest ($)
Robert R. Bennett	131,304	68,156
Derek Chang	174,600	2,621
Andrea L. Wong	140,866	67,715

(5)
We make available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Represents the amounts of health insurance premiums paid by our company for the benefit of the director.

36 / 2025 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2025.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of consolidated financial statements for 2024 and 2023 and fees billed for other services rendered by KPMG LLP.
	2024(1)	2023(1)
Audit fees	$4,538,000	3,588,000
Audit related fees(2)	—	1,138,000
Audit and audit related fees	4,538,000	4,726,000
Tax fees(3)	3,053,000	2,895,000
All other fees	—	—
Total fees	$7,591,000	7,621,000

(1)
Such fees with respect to 2024 and 2023 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Sirius XM (which, prior to September 2024, was our consolidated subsidiary) for services rendered. Sirius XM is (and, while our consolidated subsidiary, was) a separate public company and its audit fees, audit related fees, tax fees and all other fees were reviewed and approved by the audit committee of the board of directors of Sirius XM. For 2023: (a) Sirius XM’s audit fees were $4,392,000 and its audit-related fees were $25,000, totaling $4,417,000 and (b) no tax or other fees were billed by KPMG LLP. Please see Sirius XM’s proxy statement for its 2025 annual meeting of shareholders for discussion of its audit and audit-related fees for 2024.

(2)
Audit-related fees related to audits of subsidiary reporting services and other attestation services.

LIBERTY MEDIA CORPORATION / 37

Proposal 2 – The Auditors Ratification Proposal
(3)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, while Sirius XM was our consolidated subsidiary, any fees incurred by Sirius XM in connection with the provision of services by Sirius XM’s independent auditor, were expected to be reviewed and approved by Sirius XM’s audit committee pursuant to Sirius XM’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Sirius XM’s audit committee pursuant to its policy was deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2024 were approved in accordance with the terms of the policy in place.
38 / 2025 PROXY STATEMENT

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2024 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
M. Ian G. Gilchrist
Larry E. Romrell
LIBERTY MEDIA CORPORATION / 39

EXECUTIVE OFFICERS
Executive Officers

The following lists the executive officers of our company (other than John C. Malone, our Chairman of the Board, and Derek Chang, our President and Chief Executive Officer, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 52

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of QVC Group and Liberty Broadband since July 2019 and January 2020, respectively; Mr. Wendling will resign from his officer roles with QVC Group effective March 31, 2025

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of our company, QVC Group and Liberty Broadband from January 2016 – December 2019 and GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 – July 2019

•
Vice President and Controller of our company from November 2011 – December 2015, QVC Group from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

40 / 2025 PROXY STATEMENT

EXECUTIVE OFFICERS
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of QVC Group, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively; Ms. Wilm will resign as Chief Administrative Officer of QVC Group effective March 31, 2025

Prior Positions/Experience
•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, QVC Group, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

LIBERTY MEDIA CORPORATION / 41

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
JOHN C. MALONE
Chairman of the Board
GREGORY B. MAFFEI
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective as of December 31, 2024, Mr. Maffei stepped down from his position as our President and Chief Executive Officer. Effective January 1, 2025 through January 31, 2025, Mr. Malone assumed the role of our interim President and Chief Executive Officer, and, effective February 1, 2025, Derek Chang was appointed to the role of President and Chief Executive Officer.
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

42 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our Board of Directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant and equity awards that are performance-based.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
At our 2024 annual meeting, stockholders representing a majority of the aggregate voting power of Liberty Media present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2024 annual meeting. No material changes were implemented to our executive compensation program as a result of this vote. At our 2024 annual meeting, stockholders elected to hold a say-on-pay vote every three years and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held.
SERVICES AGREEMENTS
In connection with prior spin-off or split-off transactions involving our company or QVC Group, we entered into services arrangements with each of QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings, which, if entered into prior to December 2019, were amended in December 2019 in connection with our compensation committee approving Mr. Maffei’s five-year employment agreement that was entered into at such time (the 2019 Maffei Employment Agreement). Each of QVC Group, Liberty Broadband, Liberty TripAdvisor and, until its change in management in August 2024 (as discussed further below), Atlanta Braves Holdings are referred to as a Service Company, and are collectively referred to as the Service Companies. Pursuant to these arrangements (the services agreements), our employees provide or provided services, and we provide or provided certain administrative and management services, to the Service Companies.
Pursuant to the services agreement with QVC Group that we assumed in connection with the spin-off of our company from our predecessor parent company (the QVC Group Services Agreement), QVC Group reimbursed us $11.4 million for the portion of the base salary and certain other compensation we paid to our employees, other than Mr. Maffei, that was allocable to QVC Group for estimated time spent by such employee related to QVC Group and for certain administrative and management services. During 2024, the estimate of the allocable percentages of time spent performing services for QVC Group, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries, performance-based bonuses and certain perquisite information included in the “Summary Compensation Table” below reflect the portion of the compensation paid by and allocable to Liberty Media and do not reflect the portion of the compensation allocable to QVC Group and for which QVC Group reimbursed Liberty Media under the QVC Group Services Agreement.
Pursuant to the services agreements with the other Service Companies, we provide or provided each Service Company with certain administrative and management services, and each Service Company pays or paid us a monthly management fee, the amount of which is or was subject to a quarterly review. For the year ended December 31, 2024, Liberty TripAdvisor and Liberty Broadband accrued aggregate management fees of $2.9 million and $6.6 million, respectively, and from January 1, 2024 through August 31, 2024, Atlanta Braves Holdings accrued management fees of $4.1 million, in each case, payable to our company under the relevant services agreement.
Our company was responsible for paying or providing annual base salary, perquisites and other employee benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses were allocated to, and reimbursed, by the Service Companies.
LIBERTY MEDIA CORPORATION / 43

EXECUTIVE COMPENSATION
EQUITY AWARDS AND ANNUAL BONUSES
Under the services agreements, each Service Company established and paid or granted directly to Mr. Maffei, its allocable portion of his annual performance-based cash bonus, his annual equity-based awards and, if a Service Company in 2019 or 2020, his Upfront Awards (as defined below). The allocable portions of Mr. Maffei’s 2024 performance-based cash bonus and annual equity awards for each of our company, QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings were 54%, 10%, 23%, 5% and 8%, respectively.
In addition, the 2024 performance-based cash bonuses earned by and the 2024 annual equity-based awards granted to each of the other named executive officers (other than Mr. Malone) for services provided to each Service Company were paid or granted directly by the respective Service Company.
In August 2024, Atlanta Braves Holdings made certain management changes pursuant to which our company and Atlanta Braves Holdings began transitioning various general and administrative services provided by our company to Atlanta Braves Holdings pursuant to the services agreement to Atlanta Braves Holdings. Effective as of August 31, 2024, Mr. Maffei, our other named executive officers and other of our employees providing services to Atlanta Braves Holdings pursuant to the services agreement, stepped down from their positions and as officers of the Atlanta Braves Holdings operating teams assumed such roles. In connection therewith, the compensation committee of the board of directors of Atlanta Braves Holdings accelerated the vesting of all outstanding equity-based awards held by our employees, including Mr. Maffei and our other named executive officers, and determined that their annual performance-based bonuses should be scored at target and paid out in December 2024.
SETTING EXECUTIVE COMPENSATION
In making compensation decisions for each named executive officer (other than Mr. Malone), our compensation committee considers the following:

Pay-Setting
•
each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

•
the financial performance of our company compared to internal forecasts and budgets;

•
the scope of the named executive officer’s responsibilities;

•
the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer; and

•
the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considered the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Mr. Wendling and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer. He also considered whether the pay packages afforded to such named executive officers were competitive and were aligned internally. He also evaluated the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the 2019 Maffei Employment Agreement, which established his compensation for the term of the agreement, which ended December 31, 2024. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement” below. Prior to entering into the 2019 Maffei Employment Agreement, our compensation committee reviewed information from Mercer with respect to chief executive officer compensation packages at the companies described above (media, telecommunications, e-commerce and entertainment companies) and discussed with Mercer alternative equity award structures.
Mr. Malone’s compensation is governed by the terms of his employment agreement with our company. See “—Executive Compensation Arrangements—John C. Malone.”
44 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
ELEMENTS OF 2024 EXECUTIVE COMPENSATION
For 2024, the principal components of compensation for the named executive officers (other than Mr. Malone) were:
•
base salary;

•
a performance-based bonus, payable in cash;

•
with respect to Mr. Maffei, time-vested stock options and performance-based restricted stock units;

•
with respect to Mr. Wendling and Ms. Wilm, performance-based restricted stock units;

•
perquisites and other limited personal benefits; and

•
deferred compensation arrangements.

BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Maffei, whose salaries are set by their employment agreements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. Similarly, in accordance with the terms of his employment agreement, Mr. Malone’s fixed cash compensation is limited.
After completion of the annual review in December 2023, the 2024 base salaries of Mr. Wendling and Ms. Wilm were increased by 27% and 25%, respectively, reflecting an increase in responsibilities and a cost-of-living adjustment, along with an alignment based on market analysis of comparable positions. For 2024, Mr. Maffei’s salary remained at $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Mr. Malone received no increase under the terms of his employment agreement.
2024 PERFORMANCE-BASED BONUSES
Overview. For 2024, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei and Wendling and Ms. Wilm. The 2024 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings (the Corporate Performance Bonus). As a result of the August 2024 change in management at Atlanta Braves Holdings, our compensation committee determined that achievement of the Corporate Performance Bonus should be based on the corporate performance of our company, QVC Group, Liberty Broadband and Liberty TripAdvisor only.
LIBERTY MEDIA CORPORATION / 45

EXECUTIVE COMPENSATION
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Mr. Wendling and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
30% based on consolidated financial results of all subsidiaries and major investments within our company, QVC Group, Liberty Broadband and Liberty TripAdvisor

•
10% based on consolidated revenue results

•
10% based on consolidated Adjusted OIBDA results

•
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for our company and each of the Service Companies. That bonus amount was split among, and payable directly by, our company and each of the Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2024, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 54% or $9,180,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings were 10% (or $1,700,000), 23% (or $3,910,000), 5% (or $850,000) and 8% (or $1,360,000), respectively.
Messrs. Maffei and Wendling and Ms. Wilm were assigned by our compensation committee in March 2024 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to and paid to each named executive officer directly by each of Liberty Media, QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to Liberty Media under this program was $18,360,000, $891,000 and $1,620,000 for Messrs. Maffei and Wendling and Ms. Wilm, respectively (the LMC Maximum Performance Bonus).
The LMC Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, and our company’s allocable portion of up to 200% of base pay for each of Mr. Wendling and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings was $3,400,000, $7,820,000, $1,700,000 and $2,720,000, respectively, for Mr. Maffei, $165,000, $379,500, $82,500 and $132,000, respectively, for Mr. Wendling and $300,000, $690,000, $150,000 and $240,000, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the LMC Maximum Individual Bonus) equal to 60% of the LMC Maximum Performance Bonus for that participant. The LMC Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary programs of the Service Companies, each participant was entitled to receive from the Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to each such Service Company subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of the Service Company. Our compensation committee believes this construct was appropriate in light of the services agreements with the Service Companies and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LMC Maximum Corporate Bonus) equal to 40% of his or her LMC Maximum Performance Bonus, subject to reduction based on a determination of the consolidated
46 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
corporate performance of our company and the Service Companies. Under the corollary programs of the Service Companies, each participant was entitled to receive from QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings a bonus that is 40% of the Service Company’s allocable portion of the Maximum Performance Bonus, which were subject to reduction based on a determination of the consolidated corporate performance of our company, QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings. As described above, in connection with the August 2024 change in management at Atlanta Braves Holdings, the Atlanta Braves Holdings compensation committee determined that the portion of Mr. Maffei’s and our other named executive officer’s annual bonuses allocated to Atlanta Braves Holdings would be deemed achieved at the target level of performance and that such bonus would be paid in December 2024 and in December 2024, our compensation committee determined that the achievement of the Corporate Performance Bonus should be based on the corporate performance of our company, QVC Group, Liberty Broadband and Liberty TripAdvisor only. Therefore, in December 2024, our compensation committee and the compensation committees of QVC Group, Liberty Broadband and Liberty TripAdvisor, reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LMC Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LMC Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2024 were considered:
GREGORY B. MAFFEI
President and Chief Executive Officer

Performance Objectives:
•
Provide leadership to management team to drive strategies, further enhance brand and increase shareholder value

•
Support strategic initiatives at Formula 1, including initiatives involving the Las Vegas Grand Prix and the year-round use of Grand Prix Plaza

•
Pursue synergistic acquisition and investment opportunities, including the anticipated acquisition of MotoGP

•
Manage capital allocation, including through stock repurchases and accretive refinancings

•
Support the integration of and growth plans for Quint

•
Complete the combination of Liberty SiriusXM Group and SiriusXM

•
Oversee tax-advantaged green investments, including carbon capture

BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Maintain a robust control environment at the corporate and subsidiary levels

•
Complete the combination of Liberty SiriusXM Group and SiriusXM; ensure timely resolution of SEC review and successful transition of all accounting, reporting and tax matters

•
Support the Las Vegas Grand Prix financial team, ensuring adequate staffing and enhancing the maturity of financial processes

•
Lead integration activities for acquisitions from an accounting, reporting, compliance and tax perspective.

•
Participate alongside other executives in evaluating potential acquisition targets and strategic investments, leading financial, accounting and controls due diligence when appropriate

•
Manage financial, accounting and compliance matters at Formula 1

•
Continue to improve cybersecurity profile and ensure successful implementation of SEC cybersecurity rules

LIBERTY MEDIA CORPORATION / 47

EXECUTIVE COMPENSATION
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Evaluate and help drive strategic acquisition opportunities, including targets in live events space; provide legal, execution and integration support for select opportunities, including anticipated acquisition of MotoGP

•
Manage executive compensation arrangements, equity award programs and human resources function

•
Provide legal support with regard to litigation, corporate matters and compliance matters; maintain strong communication across legal groups

•
Complete the combination of Liberty SiriusXM Group and SiriusXM; providing legal support through closing

•
Develop inhouse legal talent and provide support to other departments in professional development efforts

•
Evaluate and help drive optimization of capital structures and liquidity solutions; provide legal and execution support for select opportunities

•
Lead Formula 1 Las Vegas Grand Prix race efforts and year-round commercialization of Grand Prix Plaza

•
Continue to refine active government affairs program

Our compensation committee then considered the time allocated and services provided by each named executive officer to (i) our company, or (ii) the applicable Service Company. See “—Services Agreements” above.
Following a review of the above, our compensation committee determined to pay each participant the following portion of his or her LMC Maximum Individual Bonus:
Name	LMC Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$11,016,000	37.77%	$4,161,000
Brian J. Wendling	$534,600	87.50%	$467,775
Renee L. Wilm	$972,000	75.00%	$729,000
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LMC Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee first reviewed forecasts of 2024 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for Formula 1, Quint, QVC, Inc., HSN, Inc., Cornerstone Brands, Inc., GCI Holdings, LLC, and proportionate shares of Live Nation, Charter and Tripadvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2023 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2024, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have materially affected the amounts paid under the corporate performance bonus portion of the program. When the budget was prepared in March 2024, Sirius XM and Braves Holdings, LLC were considered part of the Operating Companies; however, in December 2024, our compensation committee and the compensation committees of QVC Group, Liberty Broadband and Liberty TripAdvisor determined that, due to the Split-Off, Sirius XM should be removed from the group of Operating Companies and that, due to the change in management at Atlanta Braves Holdings, Braves Holdings, LLC should be removed from the Operating Companies.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Charter, and Tripadvisor and Adjusted Operating Income (AOI) as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on January 31, 2025. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 20, 2025. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 21, 2025.
48 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
	(dollar amounts in millions)
	2024 Forecast	2024 Actual	Actual / Forecast
Revenue(1)	$39,889	$39,900	0.03%
Adjusted OIBDA(1)	$10,343	$10,288	(0.53)%
Free Cash Flow(1)(2)	$2,867	$2,702	(5.76)%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, QVC Group, Liberty Broadband and Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below.
Financial Measure	Percentage Payable
Revenue(1)	5% of a possible 10%
Adjusted OIBDA(1)	6% of a possible 10%
Free Cash Flow(1)(2)	9% of a possible 10%
Percentage payable was based on 2024 forecasted financial measures compared to 2024 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (20% of a possible 30%, or 66.67%) to each participant of his or her LMC Maximum Corporate Bonus related to financial measures, as follows:
Name	LMC Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$5,508,000	66.67%	$3,672,000
Brian J. Wendling	$267,300	66.67%	$178,200
Renee L. Wilm	$486,000	66.67%	$324,000
In December 2024, our compensation committee considered combined corporate-level achievements for our company and each of the Service Companies (other than Atlanta Braves Holdings) in determining that 9% of a possible 10% of a portion of the LMC Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	LMC Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,836,000	90%	$1,652,400
Brian J. Wendling	$89,100	90%	$80,190
Renee L. Wilm	$162,000	90%	$145,800
Aggregate Results. The following table presents information concerning the aggregate 2024 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Malone), after giving effect to the determinations described above.
LIBERTY MEDIA CORPORATION / 49

EXECUTIVE COMPENSATION
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$4,161,000	$3,672,000	$1,652,400	$9,485,400
Brian J. Wendling	$467,775	$178,200	$80,190	$726,165
Renee L. Wilm	$729,000	$324,000	$145,800	$1,198,800
Our compensation committee then noted that, when combined with the total 2024 performance-based bonus amounts paid by the Service Companies (including the target bonus paid by Atlanta Braves Holdings) to the overlapping named executive officers, Messrs. Maffei and Wendling and Ms. Wilm received $18,659,476, $1,344,750 and $2,220,000, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2022 incentive plan provides, and the 2017 incentive plan before its expiration and replacement by the 2022 incentive plan (together with the 2022 incentive plan, the incentive plans) provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
In 2024, in consultation with the compensation committees of each of the Service Companies, our compensation committee determined to allocate to each of QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings and for each such Service Company to grant directly to each named executive officer a proportionate share of the aggregate equity grant value given to each of Mr. Wendling and Ms. Wilm based 50% on relative market capitalization and 50% on relative time spent by our company’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provided that Mr. Maffei’s aggregate annual equity award value will be granted across all the companies by our compensation committee and the compensation committees of QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Annual Equity Awards
The annual equity awards described below were granted prior to the Split-Off. In connection with the Split-Off, annual equity awards granted with respect to LSXMK were, with respect to stock options that were outstanding immediately prior to the Split-Off, accelerated and substituted into equity awards with respect to SIRI common stock, with the number of shares underlying such stock options and the exercise prices thereof adjusted subject to the antidilution provisions of the relevant incentive plan under which they were granted, and with respect to restricted stock units, accelerated prior to the Split-Off, with any performance goals deemed met at the target level of performance, and treated as outstanding shares of LSXMK in the Split-Off.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provided Mr. Maffei with the opportunity to earn annual equity awards during the employment term (January 1, 2020 through December 31, 2024). See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, our compensation committee considered a number of factors including the amount and structure of CEO compensation packages provided by companies in our industry, companies of comparable size and complexity, and companies that may compete with our company for executive talent. The compensation committee also considered the strategic direction and goals of our company and considered how best to incent achievement of those objectives. To further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted
50 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with our company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company and the Service Companies, in 2024, a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election. In 2024, our compensation committee granted a combination of time-vested stock options and performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 54% of Mr. Maffei’s aggregate annual equity award value for 2024, or $9,450,000. In accordance with the agreed upon allocation, $5,950,000 was granted in FWONK, $1,050,000 was granted as LLYVK and $2,450,000 was granted in LSXMK.
As a result, our compensation committee granted to Mr. Maffei 70,082 options with respect to LLYVK (the 2024 Maffei LLYVK options), 87,940 performance-based RSUs with respect to FWONK (the 2024 Maffei FWONK RSUs) and 81,721 performance-based RSUs with respect to LSXMK (the 2024 Maffei LSXMK RSUs). The 2024 Maffei LLYVK options had a grant date of March 5, 2024, a term of seven years, and a base price of $40.04, which was the closing price of LLYVK on the grant date. In addition, the 2024 Maffei LLYVK Options vested in full on December 31, 2024, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement. The 2024 Maffei FWONK RSUs and 2024 Maffei LSXMK RSUs had a grant date of March 5, 2024 and would vest only upon the attainment of the performance objectives described below.
As noted above, in connection with the Split-Off, the vesting of Mr. Maffei’s 2024 LSXMK RSUs was accelerated prior to the Split-Off at the target level of performance and treated as Liberty SiriusXM common stock in connection with the Split-Off. With respect to the 2024 Maffei FWONK RSUs, our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting all of the 2024 Maffei FWONK RSUs.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in QVC Group’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Annual Report on Form 10-K/A for the year ended December 31, 2024; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders; and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Former Executives” in Atlanta Braves Holdings Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders.
Chief Performance Awards. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, in March 2024, our compensation committee granted to Mr. Wendling and Ms. Wilm 5,529 and 10,789 performance-based RSUs with respect to FWONK (the 2024 Chief FWONK RSUs), respectively, 1,684 and 3,286 performance-based RSUs with respect to LLYVK (the 2024 Chief LLYVK RSUs), respectively, and 4,855 and 9,473 performance-based RSUs with respect to LSXMK (the 2024 Chief LSXMK RSUs, and together with the 2024 Chief FWONK RSUs and the 2024 Chief LLYVK RSUs, the 2024 Chief RSUs), respectively. The 2024 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
As noted above, in connection with the Split-Off, the vesting of the 2024 Chief LSXMK RSUs was accelerated prior to the Split-Off at the target level of performance and treated as Liberty SiriusXM common stock in connection with the Split-Off. With respect to the 2024 Chief FWONK RSUs and the 2024 Chief LLYVK RSUs, our compensation committee reviewed the 2024 financial performance of our company along with the 2024 personal performance of Mr. Wendling and Ms. Wilm. Our compensation committee approved vesting in full of the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs previously granted to Mr. Wendling and Ms. Wilm based on their assessment of individual performance against the goals established in connection with the performance cash bonus program along with general observations of their leadership and executive performance.
LIBERTY MEDIA CORPORATION / 51

EXECUTIVE COMPENSATION
Multiyear Equity Awards
Our compensation committee makes larger equity award grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest over such years, rather than making annual grants over the same period. These multiyear grants may provide for delayed vesting and, when granted as stock options, generally expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
In December 2023, Mr. Wendling and Ms. Wilm each received a multiyear stock option award (the 2023 Chief Multiyear Options) and a multiyear RSU award (the 2023 Chief Multiyear RSUs), which collectively equaled the value of the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026. In order to supplement the intended value of stock options granted in prior years, Mr. Wendling and Ms. Wilm each also received a supplemental RSU award (the 2023 Chief Supplemental RSUs). Approximately one-third of the 2023 Chief Multiyear Options vested on December 8, 2024 and the remaining two-thirds vest in substantially equal installments on each of December 8, 2025 and December 8, 2026, and the 2023 Chief Multiyear Options expire on the seventh anniversary of the grant date. Approximately one-third of the 2023 Chief Multiyear RSUs vested on December 9, 2024 and the remaining two-thirds vest in substantially equal installments on each of December 9, 2025 and December 9, 2026, and thirty-three percent of the 2023 Chief Supplemental RSUs vested on each of December 14, 2023 and December 9, 2024, and the remaining thirty-four percent will vest on December 9, 2025. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:
•
limited personal use of corporate aircraft;

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement;

•
occasional, personal use of an apartment in New York City owned by a subsidiary of our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

•
a deferred compensation plan; and

•
in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see “—Executive Compensation Arrangements—John C. Malone”).

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone’s employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and our Chief Executive Officer, our Chairman and his guests may, and our Chief Executive Officer and his guests could, use the corporate aircraft for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between us and Mr. Maffei, Mr. Maffei was entitled to 120 hours in 2024 of personal flight time. During 2024, pursuant to November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours of personal flight time if he reimbursed us for such usage. Mr. Maffei incurred taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurred taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company for travel. Flights where there were no passengers on company-owned aircraft were not charged against the 120 hours of personal flight time allotted to Mr. Maffei for 2024 if the flight department determined that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would have been disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft. Mr. Maffei’s entitlement to personal flight time ended on December 31, 2024, in connection with Mr. Maffei stepping down.
52 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
The cost of Mr. Malone’s personal use of our corporate aircraft, calculated in accordance with SIFL, counts toward his $1 million personal expense allowance (described above).
For disclosure purposes, we determine the aggregate incremental cost to our company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because our company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreement with Liberty Broadband and, prior to their termination in December 2024, QVC Group and Liberty TripAdvisor, and prior to its termination in August 2024 in connection with the management changes at Atlanta Braves Holdings, each of these companies pays, or paid, as applicable, us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone or Mr. Maffei using our corporate aircraft that are or were allocable to such company. For Mr. Maffei, allocations made to QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings included his corporate aircraft use relating to such company’s business matters and each Service Company’s allocable portion of the approved personal use of our aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei was responsible for reimbursing us for costs associated with his 50 additional hours per year of personal flight time and such costs included the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code) to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEFERRED COMPENSATION
To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Assistant Vice President and above, our Board of Directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated). Under that plan, participants can elect to defer up to 50% of their base salary and up to 100% of their cash performance bonus allocable to our company. Compensation deferred under the plan that otherwise would have been received prior to 2015 earns interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the plan that otherwise would have been received on or after January 1, 2015 earns interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2022, 2023 and 2024 the rate was 6.5%, 9.125% and 9.6875%, respectively. For more information on this plan and the amendments that became effective January 1, 2016, see “—Executive Compensation Arrangements—2006 Deferred Compensation Plan and the “Nonqualified Deferred Compensation Plans” table below.
We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see “—Executive Compensation Arrangements—John C. Malone” below.
LIBERTY MEDIA CORPORATION / 53

EXECUTIVE COMPENSATION
CHANGES FOR 2025—CHIEF EXECUTIVE OFFICER TRANSITION
Mr. Malone served as our company’s interim President and Chief Executive Officer from January 1, 2025 through January 31, 2025. Mr. Malone’s compensation described herein remained the same during such period.
Effective February 1, 2025, Derek Chang was appointed to the role of our President and Chief Executive Officer. From January 1, 2025 through January 31, 2025, Mr. Chang received the same cash retainer fee as our company’s other non-employee directors. Effective February 1, 2025, Mr. Chang’s nonemployee director equity awards granted to him in December 2024 were cancelled and, pursuant to Mr. Chang’s offer of employment, effective as of February 1, 2025, Mr. Chang receives an annual base salary of $2.5 million and he received an initial signing bonus of $150,000. He also received (1) a one-time upfront signing grant of RSUs with respect to shares of FWONK with a grant date fair value equal to $5 million and (2) a one-time upfront grant of RSUs with respect to FWONK with a grant date fair value equal to $15 million, each of which will vest in full on February 1, 2030. Mr. Chang will also be eligible to receive an annual grant of options with respect to FWONK with a grant date fair value equal to $3 million (the CEO Annual Options). The CEO Annual Options will vest on a declining schedule, such that (a) the CEO Annual Options granted in 2025 will vest equally over five years, (b) the CEO Annual Options granted in 2026 will vest equally over four years; (c) the CEO Annual Options granted in 2027 will vest equally over three years; (d) the CEO Annual Options granted in 2028 will vest equally over two years; and (e) the CEO Annual Options granted in 2029 will vest in one year. The CEO Annual Options will expire on the seventh anniversary of the grant date. Mr. Chang will be entitled to terminate his employment with our company at any time, with or without cause or advance notice. In the event Mr. Chang’s employment is terminated by Mr. Chang or by our company for “cause” (as defined in the offer of employment), all salary and benefits will terminate upon Mr. Chang’s last day of employment and any outstanding unvested equity awards will be forfeited. In the event Mr. Chang’s employment is terminated by our company other than for “cause,” Mr. Chang will be entitled to (i) 12 months of his then-annual base salary, (ii) participation in our company’s benefits (to the extent permissible) for an additional 12 months and (iii) full vesting of any then-outstanding equity awards.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2024 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery or erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected
54 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2024. No member of our compensation committee during 2024 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
Andrea L. Wong
Larry E. Romrell
LIBERTY MEDIA CORPORATION / 55

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/24)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)(9)	Total ($)
John C. Malone Chairman of the Board	2024	3,003	—	—	—	—	132,980	1,040,761(10)	1,176,744
	2023	2,925	—	—	—	—	151,022	1,111,591(10)	1,265,538
	2022	2,925	—	—	—	—	167,083	1,140,354(10)	1,310,362
Gregory B. Maffei President and Chief Executive Officer	2024	1,620,000	1,000,000	8,731,320	1,126,049	9,485,400	1,682,320	646,833(11)(12)	24,291,922
	2023	1,620,000	—	7,131,983	3,822,432	14,274,900	1,111,010	694,868(11)(12)	28,655,193
	2022	1,470,000	—	—	7,800,250	11,703,650	699,014	690,093(11)(12)	22,363,007
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2024	668,250	—	608,092	—	726,165	197,733	34,119	2,234,359
	2023	507,725	—	2,146,693	817,515	546,585	184,560	27,785	4,230,863
	2022	495,946	—	342,937	—	426,792	146,169	26,498	1,438,342
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2024	1,455,000	—	1,186,573	—	1,198,800	—	24,853	3,865,226
	2023	1,070,427	—	4,060,747	1,595,182	1,107,351	—	30,892	7,864,599
	2022	1,009,837	—	619,463	—	864,545	—	28,473	2,522,318

(1)
Represents only that portion of each named executive officer’s salary that was allocated to our company with respect to the years ended December 31, 2024, 2023 and 2022. For a description of the allocation of compensation between our company each of the Service Companies, see “—Compensation Discussion and Analysis—Services Agreements” above.

(2)
Represents the payment received as consideration for Mr. Maffei’s waiver of any right to resign from his employment from our company for “good reason” (as such term was defined in the 2019 Maffei Employment Agreement) as a result of the Split-Off.

(3)
Reflects, as applicable, the grant date fair value of the RSUs granted to our named executive officers during 2024, 2023 and 2022. The table reflects the grant date fair value of the 2024 Maffei FWONK RSUs, 2024 Maffei LSXMK RSUs, the 2024 Chief RSUs, the 2023 Chief Multiyear RSUs, the 2023 Chief Supplemental RSUs, the performance-based RSUs granted to Mr. Maffei in 2023 in satisfaction of our obligations under the 2019 Maffei Employment agreement and the performance-based RSUs granted to Mr. Wendling and Ms. Wilm in 2023 and 2022. A maximum payout equal to 1.5 times the target number of 2024 Maffei FWONK RSUs, 2024 Maffei LSXMK RSUs and the performance-based RSUs granted to Mr. Maffei in 2023, or $9,504,116, $3,592,864 and $10,697,975, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2024 (which are included in our 2024 Form 10-K).

(4)
The grant date fair value of 2024, 2023 and 2022 stock option awards, including the 2024 Maffei LLYVK Options, the 2023 Chief Multiyear Options, and the options granted to Mr. Maffei in 2023 and 2022 in satisfaction of our obligations under the 2019 Maffei Employment Agreement, have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2024 (which are included in the 2024 Form 10-K).

(5)
Represents each named executive officer’s annual performance-based bonus. For a description of our allocable portion of the annual performance-based bonuses for 2024 (and the impact of the Split-Off thereon), see “—Executive Compensation—2024 Performance-Based Bonuses.”

(6)
Reflects the above-market earnings credited during 2024, 2023 and 2022 to the deferred compensation accounts of each applicable named executive officer. See “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Deferred Compensation,” “Executive Compensation—Executive Compensation Arrangements—John C. Malone,” and the “Nonqualified Deferred Compensation Plans” table below.

(7)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers and allocated to our company under the 2019 Maffei Employment Agreement and the applicable amended services agreements.

	Amounts ($)
Name	2024	2023	2022
John C. Malone	2,855	2,781	2,781
Gregory B. Maffei	4,064	4,063	3,687
Brian J. Wendling	2,124	2,045	2,098
Renee L. Wilm	2,543	1,522	1,522
56 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
(8)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person. In 2024, Mr. Wendling received an anniversary gift in recognition of his 25th anniversary of employment with our company.

From time to time, with the approval of the Chief Executive Officer, our named executive officers were permitted to use a portion of our NetJets, Inc. contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(9)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and we contribute a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company receives reimbursements from QVC Group under the QVC Group Services Agreement for QVC Group’s allocable portion of the matching contribution for all of the named executive officers and from the other Service Companies under their respective services agreements for their respective allocable portion of the matching contributions for Mr. Maffei. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 - 2	33%
2 - 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer are the below matching contributions made by and allocated to our company under the Liberty Media 401(k) Savings Plan in 2024, 2023 and 2022.
	Amounts ($)
Name	2024	2023	2022
John C. Malone	26,565	24,750	22,875
Gregory B. Maffei	18,630	17,820	14,945
Brian J. Wendling	27,945	25,740	24,400
Renee L. Wilm	22,310	29,370	26,951
With respect to these matching contributions, all of our named executive officers are fully vested.
(10)
Includes the following amounts which were allocated to our company under the QVC Group Services Agreement:

	Amounts ($)
	2024	2023	2022
Reimbursement for personal legal, accounting and tax services	46,200	45,000	45,000
Compensation related to personal use of corporate aircraft(a)	312,055	391,767	400,904
Tax payments made on behalf of Mr. Malone	650,994	643,841	665,306

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
(11)
Includes the below amounts which were allocated to our company under the 2019 Maffei Employment Agreement for 2024, 2023 and 2022.

	Amounts ($)
	2024	2023	2022
Compensation related to personal use of corporate aircraft(a)	619,576	665,965	668,227

(a)
Calculated based on aggregate incremental cost of such usage to our company.

(12)
We own an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

LIBERTY MEDIA CORPORATION / 57

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
JOHN C. MALONE
Mr. Malone’s employment agreement and his deferred compensation arrangements with our predecessor companies, as described below, have been assigned to our company. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with Board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by the QVC Group compensation committee. Although the “Summary Compensation Table” above reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $67,720 for use of the aircraft during the year ended December 31, 2024. QVC Group is allocated, and reimburses us for, portions of the other components of the payments/reimbursements to Mr. Malone described above.
In December 2008, the QVC Group compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by QVC Group’s predecessors (and which had been assumed by QVC Group). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In 2013, we assumed these payment obligations.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment). As described above, we assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and QVC Group will reimburse us for its allocated portion of any such lump sum severance payments made thereunder.
For a description of the effect of any termination event or a change in control of our company on his employment agreement, see “—Potential Payments Upon Termination or Change in Control” below
GREGORY B. MAFFEI
2019 Employment Arrangement
On December 13, 2019, our compensation committee entered into the 2019 Maffei Employment Agreement, which covered the terms of Mr. Maffei’s employment during the five year employment term beginning January 1, 2020, which ended December 31, 2024. Under the 2019 Maffei Employment Agreement, Mr. Maffei received an annual base salary of $3 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee), upfront equity awards and annual equity awards. Although Mr. Maffei would have been entitled to certain severance benefits and the vesting of certain equity awards in connection with certain terminations of employment that occurred during the term of the 2019 Employment Maffei Employment Agreement, Mr. Maffei was not entitled to, and did not receive any severance in connection with stepping down, effective following the close of business on December 31, 2024 at the end of the term of the 2019 Maffei Employment Agreement. Pursuant to the terms of the applicable award agreement, Mr. Maffei’s 2024 FWONK RSUs remained outstanding until the level of achievement of the performance criteria was determined by the
58 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
compensation committee (which, as described above in “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Executive Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” resulted in the vesting of all of Mr. Maffei’s 2024 FWONK RSUs) and Mr. Maffei’s vested options remain exercisable for the remainder of their term.
Maffei Term Equity Awards
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) which were granted in two equal tranches. The first tranche of the Upfront Awards was granted in December 2019 and consisted of time-vested stock options from each of Liberty Media, QVC Group, Liberty Broadband and GCI Liberty (a Service Company in 2019 and 2020) and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). Liberty Media’s portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $19,800,000 and consisted of stock options to purchase 927,334 shares LSXMK, 313,342 shares of our former Series C Liberty Braves common stock, par value $0.01 per share (BATRK) and 588,954 shares FWONK, with exercise prices of $47.11, $29.10 and $43.85, respectively, each with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, QVC Group, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor. The Upfront Awards granted in December 2020 vested, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 7, 2024). Liberty Media’s portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $18,450,000 and consisted of stock options to purchase 665,140 shares LSXMK, 352,224 shares of BATRK and 544,508 shares FWONK, with exercise prices of $42.13, $26.36 and $43.01, respectively, each with a term of seven years (the 2020 Maffei Term Options).
In connection with the July 2023 split-off of Atlanta Braves Holdings, all Upfront Awards held by Mr. Maffei with respect to BATRK (the Liberty Braves Upfront Awards) were substituted by Atlanta Braves Holdings into equity awards with respect to the corresponding series of Atlanta Braves Holdings common stock, subject to the same terms and conditions of the original Liberty Braves Upfront Awards granted by our company, and in connection with the Split-Off, all Upfront Awards held by Mr. Maffei with respect to LSXMK accelerated immediately prior thereto, and were substituted into equity awards with respect to SiriusXM common stock. In connection with the 2023 elimination and extinguishment of the intergroup interests in the former Liberty Braves Group attributable to the Formula One Group, pursuant to which shares of BATRK were distributed on a pro rata basis to holders of Liberty Formula One common stock (the Formula One Distribution), all Upfront Awards held by Mr. Maffei with respect to FWONK were adjusted, subject to the antidilution provisions of the relevant incentive plan under which they were granted. Additionally, in connection with the completion of the 2023 reclassification of our then outstanding shares of common stock into three new tracking stocks (the Reclassification), all Upfront Awards held by Mr. Maffei with respect to LSXMK were adjusted into equity awards with respect to the corresponding series of LSXMK and LLYVK, and all Upfront Awards held by Mr. Maffei with respect to FWONK, as adjusted in connection with the Formula One Distribution, were adjusted into equity awards with respect to the corresponding series of FWONK and LLYVK, in each case, subject to the antidilution provisions of the relevant incentive plan under which they were granted and subject to the same terms and conditions as the original equity award.
Annual Awards
The aggregate grant date fair value of Mr. Maffei’s annual equity awards was $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and was comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (the Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs was subject to the achievement of one or more performance metrics approved by our compensation committee and the compensation committee of the applicable Service Company with respect to its respective allocable portion of the Annual Performance RSUs. At Liberty Media, Mr. Maffei’s annual equity awards were issued with respect to our non-voting common stock. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards.”
LIBERTY MEDIA CORPORATION / 59

EXECUTIVE COMPENSATION
Aircraft Usage
As described above under “Perquisites and Other Personal Benefits—Aircraft Usage,” Mr. Maffei was entitled to certain personal use of corporate aircraft during 2024. Pursuant to our aircraft time sharing agreements with Liberty Broadband, until December 2024 with QVC Group and Liberty TripAdvisor, and, from July 2023 through August 2024 with Atlanta Braves Holdings, such entities paid us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that were allocable to these entities. QVC Group, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings reimbursed us for Mr. Maffei’s use of our corporate aircraft for such entity’s business, while QVC Group also reimbursed us for Mr. Maffei’s personal use of our corporate aircraft. Mr. Maffei’s entitlement to personal flight time ended on December 31, 2024, in connection with Mr. Maffei stepping down.
EQUITY INCENTIVE PLANS
The 2022 incentive plan is administered by the compensation committee of our Board of Directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2022 incentive plan (collectively, incentive plan awards).
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 16.8 million shares of our common stock plus the shares remaining available for awards under the prior 2017 incentive plan as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No non-employee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to incentive plan awards made under the 2022 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2022 incentive plan has a five-year term.
2006 DEFERRED COMPENSATION PLAN
Our company maintains the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan), under which officers at the level of Assistant Vice President and above are eligible to elect to defer up to 50% of such officer’s annual base salary and 100% of cash performance bonuses. These deferral elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years for elections made prior to January 1, 2016 or two to ten years for elections made on or after January 1, 2016.
In addition to the accelerated distribution events described under “Potential Payments Upon Termination or Change in Control” below, at the eligible officer’s request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.
Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For amounts deferred on or after January 1, 2015, the compensation committee may not change the applicable interest rate in effect after a change of control has occurred. For 2024 the rate was 9.6875%.
Our Board of Directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our Board of Directors will not result in any distribution acceleration.
60 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2024, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2024, which consisted of employees located in the U.S., the United Kingdom, Qatar, Australia, the Netherlands and Monaco, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, Formula 1, Las Vegas Grand Prix and Quint, on that date. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2024, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2024. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined that the median employee’s total compensation for calendar year 2024, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$24,291,922
Median Employee Total Annual Compensation	$95,041
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	256:1
LIBERTY MEDIA CORPORATION / 61

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2024 to the named executive officers (other than Mr. Malone, who did not receive any grants).
Upon completion of the Split-Off, awards with respect to LSXMK are no longer outstanding at our company as they were adjusted pursuant to the anti-dilution provisions of the incentive plan under which the awards were granted, such that the applicable award was substituted for an award with respect to SIRI common stock.
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Gregory B. Maffei
	03/05/2024(3)	—	9,180,000	18,360,000	—	—	—	—	—	—	—
FWONK	03/05/2024(4)	—	—	—	—	87,940	131,910	—	—	—	6,336,077
LLYVK	03/05/2024	—	—	—	—	—	—	—	70,082(5)	40.04	1,126,049
LSXMK	03/05/2024(4)	—	—	—	—	81,721	122,582	—	—	—	2,395,243
Brian J. Wendling
	03/05/2024(3)	—	445,500	891,000	—	—	—	—	—	—	—
FWONK	03/05/2024(4)	—	—	—	—	5,529	—	—	—	—	398,364
LLYVK	03/05/2024(4)	—	—	—	—	1,684	—	—	—	—	67,427
LSXMK	03/05/2024(4)	—	—	—	—	4,855	—	—	—	—	142,300
Renee L. Wilm
	03/05/2024(3)	—	810,000	1,620,000	—	—	—	—	—	—	—
FWONK	03/05/2024(4)	—	—	—	—	10,789	—	—	—	—	777,347
LLYVK	03/05/2024(4)	—	—	—	—	3,286	—	—	—	—	131,571
LSXMK	03/05/2024(4)	—	—	—	—	9,473	—	—	—	—	277,654
(1)
Our 2024 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2024 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each executive officer. These amounts are based on the portion of the named executive officers’ 2024 compensation allocated to our company in March 2024, when the performance-based bonus program was established.

(2)
The terms of the 2024 Maffei FWONK RSUs, 2024 Maffei LSXMK RSUs and 2024 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2024 Maffei FWONK RSUs, 2024 Maffei LSXMK RSUs and 2024 Chief RSUs, the amount in the Target column represents the target amount that would have been payable to the named executive officer assuming achievement of the target performance goals. For the actual 2024 Maffei FWONK RSUs, 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs, in each case, that vested see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards.” As noted above, in connection with the Split-Off, the vesting of the 2024 Maffei LSXMK RSUs and the 2024 Chief RSUs with respect to LSXMK were accelerated prior thereto at the target level of performance and treated as Liberty SiriusXM common stock in connection with the Split-Off.

(3)
Reflects the date on which our compensation committee established the terms of the 2024 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—2024 Performance-based Bonuses.”

(4)
Reflects the date on which our compensation committee established the terms of the 2024 Maffei FWONK RSUs, 2024 Maffei LSXMK RSUs and 2024 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards” above.

(5)
Reflects the 2024 Maffei LLYVK Options, which vested in full on December 31, 2024.

62 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
OPTION GRANT PRACTICES
We do not grant options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has historically granted such options on a predetermined annual schedule.
LIBERTY MEDIA CORPORATION / 63

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2024 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2024).
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
FWONK	205,522	—	—	33.22	03/06/2026	—	—	—	—
FWONK	20,835	—	—	33.22	03/06/2026	—	—	—	—
LLYVK	8,800	—	—	15.81	03/06/2026	—	—	—	—
LLYVK	892	—	—	15.81	03/06/2026	—	—	—	—
LLYVK	24,382	—	—	43.61	03/06/2026	—	—	—	—
LLYVK	101,802	—	—	43.61	03/06/2026	—	—	—	—
FWONK	590,129	—	—	42.92	12/15/2026	—	—	—	—
LLYVK	25,266	—	—	20.42	12/15/2026	—	—	—	—
LLYVK	238,309	—	—	50.69	12/15/2026	—	—	—	—
FWONK	246,726	—	—	28.00	03/11/2027	—	—	—	—
LLYVK	10,560	—	—	13.32	03/11/2027	—	—	—	—
LLYVK	99,563	—	—	42.90	03/11/2027	—	—	—	—
FWONK	545,627	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	23,360	—	—	20.03	12/10/2027	—	—	—	—
LLYVK	170,918	—	—	45.33	12/10/2027	—	—	—	—
LLYVK	65,947	—	—	48.78	03/10/2028	—	—	—	—
FWONK	181,658	—	—	56.44	03/09/2029	—	—	—	—
LLYVK	7,779	—	—	26.85	03/09/2029	—	—	—	—
LLYVK	54,569	—	—	48.20	03/09/2029	—	—	—	—
LLYVK	95,427	—	—	33.56	03/03/2030	—	—	—	—
LLYVK	70,082	—	—	40.04	03/05/2031	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	87,940(1)	8,148,520
Brian J. Wendling
Option Awards
FWONK	14,509	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	621	—	—	20.03	12/10/2027	—	—	—	—
LLYVK	8,830	—	—	45.33	12/10/2027	—	—	—	—
FWONK	9,107	18,214(2)	—	62.92	12/08/2030	—	—	—	—
LLYVK	2,807	5,615(2)	—	33.97	12/08/2030	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	5,529(1)	512,317
LLYVK	—	—	—	—	—	—	—	1,684(1)	114,613
FWONK	—	—	—	—	—	7,433(3)	688,742	—	—
LLYVK	—	—	—	—	—	2,265(3)	154,156	—	—
FWONK	—	—	—	—	—	1,472(4)	136,396	—	—
LLYVK	—	—	—	—	—	1,214(4)	82,625	—	—
Renee L. Wilm
Option Awards
FWONK	66,510	—	—	42.06	11/13/2026	—	—	—	—
LLYVK	3,211	—	—	20.01	11/13/2026	—	—	—	—
LLYVK	22,855	—	—	50.55	11/13/2026	—	—	—	—
FWONK	14,116	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	604	—	—	20.03	12/10/2027	—	—	—	—
LLYVK	4,295	—	—	45.33	12/10/2027	—	—	—	—
FWONK	17,770	35,540(2)	—	62.92	12/08/2030	—	—	—	—
LLYVK	5,478	10,956(2)	—	33.97	12/08/2030	—	—	—	—
64 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
RSU Awards
FWONK	—	—	—	—	—	—	—	10,789(1)	999,709
LLYVK	—	—	—	—	—	—	—	3,286(1)	223,645
FWONK	—	—	—	—	—	14,502(3)	1,343,755	—	—
LLYVK	—	—	—	—	—	4,420(3)	300,825	—	—
FWONK	—	—	—	—	—	2,659(4)	246,383	—	—
LLYVK	—	—	—	—	—	2,192(4)	149,188	—	—

(1)
Represents the target number of 2024 Maffei FWONK RSUs, 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs that each of Messrs. Maffei and Wendling and Ms. Wilm could earn based on performance in 2024.

(2)
Represents the remaining tranches of the 2023 Chief Multiyear Options, which vest in substantially equal installments on each of December 8, 2025 and December 8, 2026.

(3)
Represents the remaining tranches of the 2023 Chief Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2025 and December 9, 2026.

(4)
Represents the remaining tranche of the 2023 Chief Supplemental RSUs, which vests on December 9, 2025.

LIBERTY MEDIA CORPORATION / 65

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no exercises of vested options or vesting of RSUs) during the year ended December 31, 2024.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(2)(3)	Value realized on vesting ($)
Gregory B. Maffei
FWONK	310,508	14,771,235	83,000	5,918,730
LLYVK	412,343	5,635,058	3,552	142,116
LSXMK	945,400	3,119,820	81,721	1,890,207
Brian J. Wendling
FWONK	—	—	8,877	749,170
LLYVK	—	—	3,790	227,637
LSXMK	—	—	26,933	657,940
Renee L. Wilm
FWONK	8,500	312,035	16,575	1,403,947
LLYVK	—	—	7,010	423,125
LSXMK	—	—	51,786	1,260,998

(1)
For Mr. Maffei, the number of LSXMK options exercised represents awards that were exercised prior to the Split-Off.

(2)
Includes shares withheld in payment of withholding taxes at election of holder.

(3)
For Messrs. Maffei and Wendling and Ms. Wilm, reflects (i) the number of shares received upon March 2024 vesting of the performance-based RSUs granted to each such named executive officer in 2023, (ii) the number of shares received upon August 2024 vesting of the 2024 Maffei LSXMK RSUs, the 2024 Chief RSUs and the 2023 Chief Multiyear RSUs, in each case, with respect to LSXMK, and (iii) for Mr. Wendling and Ms. Wilm, shares received upon vesting of the first tranche of the 2023 Chief Multiyear RSUs with respect to FWONK and LLYVK and the second tranche of the 2023 Chief Supplemental RSUs with respect to FWONK and LLYVK.

66 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
NONQUALIFIED DEFERRED COMPENSATION PLANS
The following table sets forth information regarding the nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2024. Messrs. Maffei and Wendling made contributions to the 2006 deferred compensation plan. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” for more information. Mr. Malone’s deferred compensation arrangements are described under “—Executive Compensation Arrangements—John C. Malone.” During 2024, Ms. Wilm did not participate in any deferred compensation arrangements.
Name	Executive contributions in 2024 ($)	Registrant contributions in 2024 ($)	Aggregate earnings in 2024 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/24 ($)(1)(2)
John C. Malone	—	—	1,352,299	(3,082,818)	9,804,277
Gregory B. Maffei	10,590,533	—	4,119,183	—	55,510,291
Brian J. Wendling	456,811	—	482,382	(128,243)	5,558,360
Renee L. Wilm	—	—	—	—	—

(1)
Of these amounts, the following were reported in the “Summary Compensation Table” as above-market earnings that were credited to the named executive officer’s deferred compensation account during 2024:

Name	Amount ($)
John C. Malone	132,980
Gregory B. Maffei	1,682,320
Brian J. Wendling	197,733
Renee L. Wilm	—

(2)
In our prior year proxy statements, we reported the following above-market earnings that were credited as interest to the applicable officer’s deferred compensation accounts during the years reported:

	Amount ($)
Name	2023	2022
John C. Malone	151,022	167,083
Gregory B. Maffei	1,111,010	699,014
Brian J. Wendling	184,560	146,169
Renee L. Wilm	—	—
LIBERTY MEDIA CORPORATION / 67

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
MR. MAFFEI
As described above, Mr. Maffei stepped down from his role as our company’s Chief Executive Officer as of December 31, 2024, at the end of the term of his employment agreement. Mr. Maffei’s departure occurred after the close of business, and as a result, he did not receive any severance payments under the 2019 Maffei Employment Agreement. Pursuant to the terms of the applicable award agreement, Mr. Maffei’s 2024 FWONK RSUs remained outstanding until the level of achievement of the performance criteria was determined by the compensation committee (which, as described above in “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Executive Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” resulted in the vesting of all of Mr. Maffei’s 2024 FWONK RSUs) and Mr. Maffei’s vested options remain exercisable for the remainder of their term. For purposes of this disclosure, based on the closing market price of FWONK and LLYVK on December 31, 2024, as of December 31, 2024, and, with respect to the exercise price of his stock options, Mr. Maffei’s 2024 FWONK RSUs had a value of $8,148,520 and his vested stock options had an aggregate value of $117,883,946. Mr. Maffei’s deferred compensation account, as described in “—Nonqualified Deferred Compensation Plans” above, remains outstanding and will be paid in five annual installments beginning in March 2029.
OUR COMPANY’S OTHER NAMED EXECUTIVE OFFICERS
The following table sets forth the potential payments to our named executive officers other than Mr. Maffei if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2024, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2024 for FWONK, which was $92.66 and LLYVK, which was $68.06. For option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers (other than Mr. Malone) has received awards and payments under the incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plan. Additionally, Mr. Malone is entitled to certain payments and acceleration rights upon termination under his employment agreement.
No immediate distributions under the 2006 deferred compensation plan are permitted as a result of a termination for cause or a termination without cause or for good reason (other than pursuant to the compensation committee’s right to distribute certain de minimis amounts from an officer’s deferred compensation account). In addition, we do not have an acceleration right to pay out account balances to the named executive officers upon a voluntary termination or a termination due to death or disability. However, the named executive officer may file an election at the time of the deferral to receive distributions under the 2006 deferred compensation plan upon his or her separation from service, including any of the types of termination above. For purposes of the tabular presentation below, we have assumed that the named executive officer has elected to receive payout of all deferred compensation upon his separation from service, including interest. The 2006 deferred compensation plan also provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—John C. Malone” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers (other than Mr. Malone) holds equity awards that were issued under our incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment
68 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
with our company for any reason, each named executive officer (other than Mr. Malone) would typically only have a right to the equity grants that vested prior to his or her termination date. Mr. Wendling and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the incentive plans would be forfeited by any named executive officer who is terminated for “cause.” The incentive plans, which govern the awards unless there is a different definition in the applicable award agreement, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Mr. Malone does not have any outstanding equity awards. Mr. Malone is entitled to severance payments and/or other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—John C. Malone” above.
As of December 31, 2024, Mr. Wendling’s and Ms. Wilm’s unvested equity awards were the last two vesting tranches of their 2023 Chief Multiyear RSUs and 2023 Chief Multiyear Options and the last vesting tranche of their 2023 Chief Supplemental RSUs, in each case, with respect to FWONK and LLYVK, and their 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs. Upon a termination of employment without cause as of December 31, 2024, the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental RSUs provide for vesting upon a termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). Neither of Mr. Wendling or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Malone is also entitled to certain payments and other benefits if he dies while employed by our company. See “—Executive Compensation Arrangements—John C. Malone” above.
No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Malone is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—John C. Malone” above.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
LIBERTY MEDIA CORPORATION / 69

EXECUTIVE COMPENSATION
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest at 100% of target performance in the case of a change in control described in the last bullet.
70 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	19,500	—	19,500	—	19,500	19,500
Installment Severance Plan(2)	8,021,760	8,021,760	8,021,760	8,021,760	8,021,760	8,021,760
1993 Deferred Compensation Arrangement(3)	984,175	984,175	984,175	837,232	984,175	984,175
1982 Deferred Compensation Arrangement(3)	11,603,997	11,603,997	11,603,997	8,967,045	11,603,997	11,603,997
Options	—	—	—	—	—	—
RSUs	—	—	—	—	—	—
Total	20,629,432	20,609,932	20,629,432	17,826,037	20,629,432	20,629,432
Brian J. Wendling
Deferred Compensation	5,558,360(4)	5,558,360(4)	5,558,360(4)	5,558,360(4)	5,558,360(4)	5,558,360(5)
Options	1,330,640(6)	—(7)	1,949,322(8)	2,063,740(9)	2,063,740(9)	2,063,740(10)
RSUs	—(6)	—(7)	1,556,923(8)	1,688,848(9)	1,688,848(9)	1,688,848(10)
Total	6,889,000	5,558,360	9,064,605	9,310,948	9,310,948	9,310,948
Renee L. Wilm
Options	5,475,451(6)	—(7)	6,682,669(8)	6,905,900(9)	6,905,900(9)	6,905,900(10)
RSUs	—(6)	—(7)	3,006,254(8)	3,263,505(9)	3,263,505(9)	3,263,505(10)
Total	5,475,451	—	9,688,923	10,169,405	10,169,405	10,169,405

(1)
Under Mr. Malone’s employment agreement, which was assigned to our company in 2013, if his employment had been terminated, as of December 31, 2024, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone’s prior written notice, he would have been entitled to a lump sum severance payment of $19,500 payable upon termination, which is equal to five years of his current annual salary of $3,900. See “—Executive Compensation Arrangements—John C. Malone” above. Pursuant to the amended QVC Group Services Agreement, 25% of such lump sum severance payment would have been allocable to QVC Group.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2024. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See “—Executive Compensation Arrangements—John C. Malone” above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in 2013. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2024. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone’s employment had been terminated, as of December 31, 2024, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See “—Executive Compensation Arrangements—John C. Malone” above.

(4)
Under the 2006 deferred compensation plan, we do not and QVC Group does not have an acceleration right to pay out account balances to Mr. Wendling upon a termination of employment. However, Mr. Wendling had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under the termination scenarios in the table above. For purposes of the tabular presentation above, we have assumed that Mr. Wendling has elected to receive payout upon a separation from service of all deferred compensation, including interest.

(5)
The 2006 deferred compensation plan provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control of Liberty Media and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

(6)
Each of Mr. Wendling’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Mr. Wendling’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2024. The value of each of Mr. Wendling’s and Ms. Wilm’s vested options are included in the table. If Mr. Wendling’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2024, all of the 2024 Chief FWONK RSUs, 2024 Chief LLYVK RSUs and the unvested portions of the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs, in each case, with respect to FWONK or LLYVK, would have been forfeited.

LIBERTY MEDIA CORPORATION / 71

EXECUTIVE COMPENSATION
(7)
If each of Mr. Wendling and Ms. Wilm was terminated by Liberty Media for “cause” as of December 31, 2024, all of his or her outstanding option and RSU grants would have been forfeited.

(8)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2024, (ii) the number of 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs held by Mr. Wendling and Ms. Wilm as of December 31, 2024, in each case, with respect to FWONK or LLYVK, that would have vested pursuant to the forward vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2024 and (iii) the number of 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs held by Mr. Wendling and Ms. Wilm which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested 100% of the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs, which are reflected in the table above.

(9)
Based on (i) the number of vested options held by the named executive officers as of December 31, 2024, (ii) the number of 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs, in each case, with respect to FWONK and LLYVK, held by Mr. Wendling and Ms. Wilm as of December 31, 2024 and (iii) the number of 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs held by Mr. Wendling and Ms. Wilm that would vest pursuant to the following: If Mr. Wendling’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2024, all of the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs would have vested and the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs, in each case, with respect to FWONK and LLYVK, would have vested pursuant to the forward vesting provisions in Mr. Wendling’s and Ms. Wilm’s award agreements. As described above, our compensation committee vested 100% of the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs, which are reflected in the table above.

(10)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2024 Chief FWONK RSUs and 2024 Chief LLYVK RSUs and the unvested portions of the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs, in each case, with respect to FWONK and LLYVK, would have vested. The table includes the value of Mr. Wendling’s and Ms. Wilm’s vested options.

72 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2024	24,291,922	43,550,114	2,425,443	3,749,394	FWONA	200.30	90.83	(2,475)	1,517
					FWONK	208.60
					LSXMA	62.76
					LSXMB	46.26
					LSXMK	59.79
					LLYVA	186.29
					LLYVK	180.63
2023	28,655,193	34,310,721	4,104,109	4,166,004	FWONA	138.19	97.61	962	4,086
					FWONK	142.12
					LSXMA	80.93
					LSXMB	59.15
					LSXMK	77.20
					LLYVA	102.29
					LLYVK	99.23
					BATRA	146.27
					BATRK	142.15
2022	22,363,007	7,979,878	1,935,773	1,489,203	FWONA	122.04	81.00	2,029	3,941
					FWONK	130.06
					LSXMA	81.32
					LSXMB	80.21
					LSXMK	81.28
					BATRA	110.19
					BATRK	109.11
LIBERTY MEDIA CORPORATION / 73

EXECUTIVE COMPENSATION
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2021	21,575,769	48,418,806	1,773,064	2,770,504	FWONA	135.54	115.71	744	3,481
					FWONK	137.58
					LSXMA	105.19
					LSXMB	105.20
					LSXMK	105.63
					BATRA	96.96
					BATRK	95.13
2020	47,123,063	41,599,984	2,738,499	2,305,483	FWONA	86.77	115.31	(1,391)	2,247
					FWONK	92.68
					LSXMA	89.35
					LSXMB	88.97
					LSXMK	90.38
					BATRA	83.88
					BATRK	84.22

(1)
Our Principal Executive Officer (PEO) for each of the fiscal years indicated was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) for (a) each of the fiscal years 2020, 2021, 2022 and 2023 were Messrs. Malone, Wendling and Albert Rosenthaler (our company’s former Chief Corporate Development Officer) and Ms. Wilm and (b) 2024 were Messrs. Malone and Wendling and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2024	24,291,922	(8,731,320)	(1,126,049)	—	—	12,731,550	16,384,011	43,550,114
2023	28,655,193	(7,131,983)	(3,822,432)	—	(458,726)	12,272,955	4,795,713	34,310,721
2022	22,363,007	—	(7,800,250)	—	(14,301,548)	7,718,670	—	7,979,878
2021	21,575,769	(3,954,951)	(3,521,474)	—	25,523,112	8,796,350	—	48,418,806
2020	47,123,063	(8,343,047)	(24,981,192)	17,748,123	(8,070,339)	18,123,375	—	41,599,984
74 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
Non-PEO NEOs
2024	2,425,443	(598,222)	—	—	819,086	727,827	375,259	3,749,394
2023	4,104,109	(1,772,621)	(603,174)	1,773,120	—	605,132	59,439	4,166,004
2022	1,935,773	(395,466)	—	—	(236,242)	396,740	(211,602)	1,489,203
2021	1,773,064	(388,774)	—	—	919,194	467,020	—	2,770,504
2020	2,738,499	(418,577)	(791,685)	737,071	(219,227)	485,746	(226,345)	2,305,483

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance.

(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment:

(a)
for each covered fiscal year, in each of our Series A and Series C Liberty Formula One common stock (Nasdaq: FWONA, FWONK) from December 31, 2019 through December 31 of each covered fiscal year;

(b)
for each covered fiscal year, in each of our Series A, Series B and Series C Liberty SiriusXM common stock (Nasdaq: LSXMA, LSXMB, LSXMK) from December 31, 2019 through December 31 of each of 2020, 2021, 2022 and 2023 and September 9, 2024 (the date of the Split-Off);

(c)
for 2020, 2021, 2022 and 2023, in each of our former Series A and Series C Liberty Braves common stock (Nasdaq: BATRA, BATRK) from December 31, 2019 through December 31 of each of 2020, 2021 and 2022 and July 18, 2023 (the date our company completed the split-off of Atlanta Braves Holdings); and

(d)
for 2023 and 2024, in each of LLYVA and LLYVK from August 4, 2023 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

LIBERTY MEDIA CORPORATION / 75

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

76 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
2024 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures Revenue Adjusted OIBDA Free Cash Flow
LIBERTY MEDIA CORPORATION / 77

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2024 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended			—(1)
FWONA	—	—
FWONB	—	—
FWONK	3,751,378	$36.76
LLYVA	—	—
LLYVB	—	—
LLYVK	970,640	$44.36
Liberty Media Corporation 2022 Omnibus Incentive Plan, as amended			9,853,188(2)
FWONA	—	—
FWONB	—	—
FWONK	637,304	$66.35
LLYVA	—	—
LLYVB	—	—
LLYVK	318,054	$36.44
Total
FWONA	—
FWONB	—
FWONK	4,388,682
LLYVA	—
LLYVB	—
LLYVK	1,288,694
			9,853,188

(1)
Upon adoption of the 2022 incentive plan, the Board of Directors ceased making any further grants under the 2017 incentive plan. The amounts reported for the 2017 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
The 2022 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. Shares remaining in the 2017 incentive plan as of the adoption of the 2022 incentive plan are available for issuance under the 2022 incentive plan. The amounts reported for the 2022 incentive plan reflect 386,871 shares of FWONK and 259,723 shares of LLYVK to be issued upon exercise of outstanding options and 250,433 shares of FWONK and 58,331 shares of LLYVK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100% of target performance and therefore are reflected as such in the above table. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units, which by their nature do not have an exercise price.

78 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our common stock is given as of January 31, 2025 and, in the case of percentage ownership information, is based upon (1) 25,568,345 LLYVA shares, (2) 2,536,291 LLYVB shares, (3) 63,729,143 LLYVK shares, (4) 23,987,941 FWONA shares, (5) 2,431,602 FWONB shares and (6) 222,842,367 FWONK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LLYVA, LLYVB, FWONA and FWONB shares. LLYVK and FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LLYVA	251,492(1)	*	49.2
	LLYVB	2,465,003(1)	97.2
	LLYVK	4,314,442(1)	6.8
	FWONA	241,170 (1)	1.0
	FWONB	2,363,834(1)	97.2
	FWONK	2,515,350(1)	1.1
Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	LLYVA	4,986,588(2)	19.5	5.0
	LLYVB	—	—
	LLYVK	10,917,661(2)	17.1
	FWONA	—	—
	FWONB	—	—
	FWONK	6,801,360(2)	3.1
Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	LLYVA	2,002,784(3)	7.8	4.3
	LLYVB	—	—
	LLYVK	4,759,475(3)	7.5
	FWONA	2,294,628(3)	9.6
	FWONB	—	—
	FWONK	20,292,550(3)	9.1
Corvex Management LP 667 Madison Avenue New York, NY 10065	LLYVA	1,534,222(4)	6.0	1.5
	LLYVB	—	—
	LLYVK	579,378(4)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—
LIBERTY MEDIA CORPORATION / 79

Security Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
State of Wisconsin Investment Board 4703 Madison Yards Way Suite 700 Madison, WI 53705	LLYVA	15,991(5)	*	1.4
	LLYVB	—	—
	LLYVK	4,410(5)	*
	FWONA	1,372,727(5)	5.7
	FWONB	—	—
	FWONK	117,412(5)	*

*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Based on a Form 13F, filed February 14, 2025, by Berkshire Hathaway with respect to itself and certain related institutional investment managers, including Insurance Co of Nebraska, Warren E. Buffett, GEICO, National Fire and National Indemnity, which Form 13F reports sole voting power, shared voting power, sole investment discretion and shared investment discretion for shares of LLYVA, LLYVK and FWONK as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Berkshire Hathaway and Mr. Buffett	LLYVA	1,011,698	—	—	1,011,698
	LLYVK	3,639,582	—	—	3,639,582
	FWONK	2,815,639	—	—	2,815,639
Berkshire Hathaway, Mr. Buffett and National Fire	LLYVA	233,347	—	—	233,347
	LLYVK	162,620	—	—	162,620
Berkshire Hathaway, Mr. Buffett and National Indemnity	LLYVA	456,768	—	—	456,768
	LLYVK	1,442,656	—	—	1,442,656
	FWONK	125,420	—	—	125,420
Berkshire Hathaway, Mr. Buffett, GEICO and National Indemnity	LLYVA	3,284,775	—	—	3,284,775
	LLYVK	5,529,646	—	—	5,529,646
	FWONK	515,501	—	—	515,501
Berkshire Hathaway, Insurance Co of Nebraska, Mr. Buffet and National Indemnity	LLYVK	143,157	—	—	143,157
	FWONK	3,344,800	—	—	3,344,800

(3)
Based on a Form 13F, filed February 11, 2025, by Vanguard with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co., Vanguard Investments Australia, Ltd., Vanguard Global Advisers, LLC and Vanguard National Trust Co., which Form 13F reports sole voting power, shared voting power, sole investment discretion and shared investment discretion for shares of LLYVA, LLYVK, FWONA and FWONK as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard	LLYVA	—	—	1,982,214	—
	LLYVK	—	—	4,670,368	—
	FWONA	—	—	2,227,182	—
	FWONK	—	—	19,795,458	—
Vanguard Fiduciary Trust Co.	LLYVA	—	2,374	—	2,374
	LLYVK	—	6,090	—	6,090
	FWONA	—	4,223	—	4,223
	FWONK	—	35,134	—	35,134
Vanguard Investments Australia, Ltd.	LLYVA	—	329	—	329
	LLYVK	—	14,938	—	14,938
	FWONA	—	746	—	746
	FWONK	—	91,365	—	91,365
80 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard Global Advisers, LLC	LLYVA	—	3,551	—	17,867
	LLYVK	—	—	—	68,074
	FWONA	—	4,856	—	62,477
	FWONK	—	17,075	—	370,470
Vanguard National Trust Co.	LLYVK	5	—	—	5
	FWONK	123	—	—	123

(4)
Based on a Form 13F, filed on February 14, 2025, by Corvex, which reports that Corvex has sole voting power and sole investment discretion over 1,534,222 shares of LLYVA and 579,378 shares of LLYVK.

(5)
Based on a Form 13F, filed February 14, 2025, by SOW, which reports that SOW has sole voting power and sole investment discretion over 15,991 shares of LLYVA, 4,410 shares of LLYVK, 1,372,727 shares of FWONA and 117,412 shares of FWONK.

LIBERTY MEDIA CORPORATION / 81

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of each series of our common stock (LLYVA, LLYVB, LLYVK, FWONA, FWONB and FWONK), in which we hold a controlling interest. The security ownership information with respect to our common stock is given as of January 31, 2025 and, in the case of percentage ownership information, is based upon (1) 25,568,345 LLYVA shares, (2) 2,536,291 LLYVB shares, (3) 63,729,143 LLYVK shares, (4) 23,987,941 FWONA shares, (5) 2,431,602 FWONB shares and (6) 222,842,367 FWONK shares, in each case, outstanding on that date. The percentage voting power is presented below on an aggregate basis for all LLYVA, LLYVB, FWONA and FWONB shares. LLYVK and FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LLYVB or FWONB, though convertible on a one-for-one basis into shares of LLYVA or FWONA, respectively, are reported as beneficial ownership of LLYVB or FWONB only, and not as beneficial ownership of LLYVA or FWONA, respectively. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board and Director	LLYVA	251(1)(2)(6)	*	49.2
	LLYVB	2,465(1)(3)(4)(5)(6)	97.2
	LLYVK	4,314(1)(2)(3)(4)(5)(6)	6.8
	FWONA	241(1)(2)(6)	1.0
	FWONB	2,364(1)(3)(4)(5)(6)	97.2
	FWONK	2,515(1)(5)(6)	1.1
Derek Chang President, Chief Executive Officer and Director	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	3(7)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	6(7)	*
Gregory B. Maffei Former President, Chief Executive Officer and Director(8)	LLYVA	470(9)	1.8	1.1
	LLYVB	10	*
	LLYVK	2,367(9)(10)(11)	3.7
	FWONA	387(12)	1.6
	FWONB	9	*
	FWONK	3,014(11)(12)	1.3
Robert R. Bennett Director	LLYVA	198(13)(14)	*	*
	LLYVB	—	—
	LLYVK	412(13)(14)	*
	FWONA	190(13)(14)	*
	FWONB	—	—
	FWONK	390(13)(14)	*
82 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
Chase Carey Director	LLYVA	**	*	*
	LLYVB	—	—
	LLYVK	5	*
	FWONA	**	*
	FWONB	—	—
	FWONK	1,425(7)	*
Brian M. Deevy Director	LLYVA	3	*	*
	LLYVB	—	—
	LLYVK	11(7)	*
	FWONA	3(15)	*
	FWONB	—	—
	FWONK	17(7)(15)	*
M. Ian G. Gilchrist Director	LLYVA	**	*	*
	LLYVB	—	—
	LLYVK	10(7)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	17(7)	*
Evan D. Malone Director	LLYVA	3	*	*
	LLYVB	18(4)	*
	LLYVK	15(4)(7)	*
	FWONA	3	*
	FWONB	17(4)	*
	FWONK	24(7)	*
Larry E. Romrell Director	LLYVA	5	*	*
	LLYVB	**	*
	LLYVK	19(7)	*
	FWONA	5	*
	FWONB	**	*
	FWONK	36(7)	*
Andrea L. Wong Director	LLYVA	1	*	*
	LLYVB	—	—
	LLYVK	6(7)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	19(7)	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	27(7)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	27(7)	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	46(7)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	104(7)	*
LIBERTY MEDIA CORPORATION / 83

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
All current directors and executive officers as a group (11 persons)(8)	LLYVA	462(1)(2)(6)(13)(14)	1.8	49.6
	LLYVB	2,465(1)(3)(4)(5)(6)(16)	97.2
	LLYVK	4,866(1)(2)(3)(4)(5)(6)(7)(13)(14)(16)	7.6
	FWONA	443(1)(2)(6)(13)(14)(15)	1.8
	FWONB	2,364(1)(3)(4)(5)(6)(16)	97.2
	FWONK	4,580(1)(5)(6)(7)(13)(14)(15)	2.0

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 26,533 LLYVA shares, 73,988 LLYVB shares, 297,194 LLYVK shares, 25,444 FWONA shares, 104,321 FWONB shares and 166,171 FWONK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 65,175 LLYVA shares 5,868 LLYVK shares and 62,500 FWONA shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 10,665 LLYVB shares, 960 LLYVK shares and 10,228 FWONB shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(4)
Includes 17,668 LLYVB shares, 1,591 LLYVK shares and 16,943 FWONB shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 100,137 LLYVB shares, 275,461 LLYVK, 29,289 FWONB shares and 68,798 FWONK shares held by three trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
The Exchange Agreement (as defined and described below) contains certain provisions relating to the transfer, and in certain circumstances, the voting of the shares of LLYVA, LLYVB, LLYVK, FWONA, FWONB and FWONK beneficially owned by Mr. Malone.

(7)
Includes beneficial ownership of LLYVK and FWONK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2025.

	LLYVK	FWONK
Derek Chang	1,818	3,722
Chase Carey	—	1,331,494
Brian M. Deevy	5,173	12,026
M. Ian G. Gilchrist	8,490	15,648
Evan D. Malone	1,152	2,952
Larry E. Romrell	8,634	19,027
Andrea L. Wong	6,046	10,348
Brian J. Wendling	12,258	23,616
Renee L. Wilm	36,443	98,396
Total	80,014	1,517,229

(8)
Mr. Maffei stepped down from his position as our President and Chief Executive Officer and as a director on December 31, 2024.

(9)
Includes 76,442 LLYVA shares and 164,569 LLYVK shares held by The Maffei Foundation. Mr. Maffei and his wife, as the two directors of The Maffei Foundation, have shared voting and investment power with respect to any shares held by The Maffei Foundation. Mr. Maffei disclaims beneficial ownership of these shares held by the Maffei Foundation.

(10)
Includes 89,942 LLYVK shares held by a grantor retained annuity trust. Mr. Maffei is the sole trustee of the grantor retained annuity trust, for the benefit of himself, his spouse and his children.

(11)
Includes Mr. Maffei’s beneficial ownership of 997,656 LLYVK shares and 1,929,396 FWONK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2025.

(12)
Includes 170,247 FWONA shares and 671,937 FWONK shares that are pledged to a financial institution.

(13)
Includes 114 LLYVA shares, 229 LLYVK shares,110 FWONA shares and 220 FWONK shares held in a revocable trust with respect to which Mr. Bennett and Mr. Bennett’s wife, Mrs. Deborah Bennett, are trustees. Mrs. Bennett has the right to revoke such trust at any time.

84 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(14)
Includes 5,626 LLYVA shares, 10,792 LLYVK and 5,396 FWONA shares owned by Hilltop Investments, LLC, and 191,742 LLYVA shares, 398,706 LLYVK shares, 183,872 FWONA shares and 387,218 FWONK shares held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and his wife, Mrs. Bennett.

(15)
Includes 61 FWONA shares and 123 FWONK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

(16)
The 17,668 LLYVB shares, 1,591 LLYVK shares and 16,943 FWONB shares held by the trust described in footnote (4) above and included in the number of shares beneficially owned by both Messrs. Malone and Evan Malone are only included once in these totals.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met with the exception of one Form 4 filed by Berkshire Hathaway and Warren E. Buffett on June 20, 2024 to correct a clerical error. Berkshire Hathaway and Mr. Buffett originally filed the Form 4 on June 17, 2024 which inadvertently reported that they had acquired shares of LLYVA, rather than sold such shares of LLYVA.
LIBERTY MEDIA CORPORATION / 85

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On July 28, 2021, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of Series A or Series C of either of our Liberty Live common stock and Formula One Group common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of our company’s Series A shares pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board of Directors believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board of Directors to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel and financial advisors to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LLYVB or FWONB for shares of LLYVK, or FWONK, respectively, in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes of any of our tracking stock groups (each, a Group) or an increase of Mr. Malone’s beneficially-owned voting power in any Group (other than a Voting Power Exchange (as defined below)) (an Accretive Event), in each case, such that Mr. Malone’s voting power with respect to such Group would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of Series B common stock of such Group (Exchanged Group Series B Shares) for an equal number of shares of Series C common stock of the same Group so as to maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of Series B shares of a Group into Series A shares of such Group, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes of any Group or a decrease of Mr. Malone’s beneficially-owned voting power in any Group (a Dilutive Event), in each case, such that Mr. Malone’s voting power with respect to such Group falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of Series C common stock of a Group for an equal number of shares of Series B common stock of the same Group equal to the lesser of (i) the number of shares of Series B common stock of the same Group which would maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power and (ii) the number of Exchanged Group Series B Shares at such time, on the terms and subject to the conditions of the Exchange Agreement.
86 / 2025 PROXY STATEMENT

Certain Relationships and Related Party Transactions
For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
Voting Power Exchange. On a quarterly basis or in connection with any annual or special meeting of our stockholders, if Mr. Malone’s aggregate voting power in our company is less than the Target Voting Power and would continue to be less than the Target Voting Power upon completion of a Voting Power Exchange, upon request by Mr. Malone or the JM Trust, we will be required to exchange with Mr. Malone and the JM Trust shares of Series B common stock of any Group on a one-for-one basis for shares of Series C common stock of the same Group (each such exchange, a Voting Power Exchange). The maximum number of shares that may be delivered to Mr. Malone or the JM Trust in any Voting Power Exchange is equal to the number of Exchanged Group Series B Shares at such time that may be delivered without resulting in Mr. Malone’s aggregate voting power in our company exceeding the Target Voting Power. If any Voting Power Exchange would result in Mr. Malone’s voting power with respect to any Group exceeding the Target Voting Power, on any matter submitted by our company to the stockholders of that Group, voting together as a separate class, for approval, Mr. Malone and the JM Trust will vote, or cause to be voted, the portion of their voting power of such Group that exceeds the Target Voting Power in the same manner and in the same proportion as voted by the holders of voting securities of that Group other than Mr. Malone and his controlled affiliates.
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of Series B common stock of one or more Groups are entitled to receive securities of our company, securities of another person, property or cash, or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of Series B common stock and Series C common stock of such Group is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive, in respect of each Group, as applicable, the same per share amount and form of consideration to be received by holders of Series B common stock of such Group in connection with such event for each Exchanged Group Series C Share (defined below) of the same Group or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged Group Series B Shares in exchange for all Exchanged Group Series C Shares. Exchanged Group Series C Shares means the number of shares of Series C common stock of any Group then beneficially owned by Mr. Malone equal to the number of Exchanged Group Series B Shares of the same Group. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged Group Series B Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate with respect to any particular Group upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of Series B common stock of such Group then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares of such Group or (iii) Mr. Malone’s voting power in such Group falling below 20%. In addition, the Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of our company’s Series B common stock then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
As of the date of this proxy statement, there have been no exchanges of our company’s shares pursuant to the Exchange Agreement.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 30, 2021.
LIBERTY MEDIA CORPORATION / 87

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O LIBERTY MEDIA CORPORATION
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V68217-P26864 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

LIBERTY MEDIA CORPORATION

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV68217-P26864! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.LIBERTY MEDIA CORPORATION01) John C. Malone02) Robert R. Bennett03) M. Ian G. Gilchrist1. Election of DirectorsNominees:The Board of Directors recommends a vote FOR allnominees listed in Proposal 1.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.The Board of Directors recommends a vote FOR Proposal 2.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.SCAN TOVIEW MATERIALS & VOTE wBROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. New York City time on May 11, 2025. Have your proxycard in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LMC2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. New York City time on May 11, 2025. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V68218-P26864Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.LIBERTY MEDIA CORPORATIONAnnual Meeting of StockholdersMay 12, 2025, 10:30 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty Live common stock, Series B Liberty Live common stock, Series A Liberty Formula One common stock and/or Series B Liberty Formula One common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 10:30 a.m., Mountain time, on May 12, 2025, via a live webcast accessibleat www.virtualshareholdermeeting.com/LMC2025, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote Counts!*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberFor complete information and to vote, visit www.ProxyVote.comControl #V68227-P26864LIBERTY MEDIA CORPORATION2025 Annual MeetingVote by May 11, 202511:59 p.m. New York City timeBROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717You invested in LIBERTY MEDIA CORPORATION and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2025.Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Vote Virtually at the Meeting*May 12, 202510:30 a.m., Mountain timeVirtually at:www.virtualshareholdermeeting.com/LMC2025

Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.Voting ItemsBoard RecommendsV68228-P26864THIS IS NOT A VOTABLE BALLOTThis is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.1. Election of DirectorsForNominees:01) John C. Malone02) Robert R. Bennett03) M. Ian G. Gilchrist2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.ForNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.